STATEMENT OF ADDITIONAL INFORMATION

May 12, 2003

PACIFIC SELECT PERFORMER 500

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Performer 500 is a variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the policy’s prospectus, dated May 12, 2003, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the policy’s prospectus.

Pacific Life Insurance Company

P.O. Box 7500

Newport Beach, CA 92658-7500

1-800-800-7681

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MORE ON THE OPTIONAL RIDERS

There are two optional riders that provide extra benefits. Ask your registered representative for additional information about the riders available with the policy. Samples of the provisions for the extra optional benefits are available from us upon written request.

Added protection benefit rider

Provides term insurance on the insured and is renewable annually until the policy terminates. The rider is available to insureds age 85 and younger at the time of rider issue. You may purchase the rider at policy issue or any time the policy is in force, subject to satisfactory evidence of insurability. The rider modifies the death benefit of the policy to include the face amount of the rider, so that the death benefit equals the greater of the death benefit as calculated under 1) the death benefit option you choose on the policy plus the face amount of the rider, or 2) the guideline minimum death benefit under the death benefit qualification test you’ve chosen. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. All policies within a case must be either level or varying. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in face amount of the rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate will be shown in your policy specifications pages. Our current cost of insurance rates are generally lower than the guaranteed rates.

You may request increases or decreases in face amount of the rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance charges. We may deduct an administrative charge not to exceed $100 from your policy’s accumulated value on the effective date of any unscheduled increase. You must send a written request if you wish to decrease the face amount of this rider. Decreases will be effective on the first monthly payment date on or following the date the written request is received at our life insurance operations center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Added protection benefit rider face amount.

If you request to decrease your policy’s face amount, and you have an Added protection benefit rider, the benefit under this rider will always be decreased or eliminated before any decrease is applied to your policy’s initial face amount.

For the purposes of the withdrawal provisions of the policy, an Added protection benefit rider is considered part of the face amount of the policy. The benefit under this rider will always be decreased or eliminated before any decrease is applied to your policy’s initial face amount.

The rider will terminate on the earliest of your written request, or on lapse or termination of this policy.

Accelerated living benefits rider

Gives the policy owner access to a portion of the policy’s death benefit if the insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). We refer to this amount as the accelerated benefit. If you have an outstanding loan amount, we will reduce the accelerated benefit payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.

You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per insured.

Payment of the accelerated benefit will reduce the death benefit of your policy and any riders used in calculating the available accelerated benefit. It will also reduce any outstanding loan amount.

Benefits received under this rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax adviser if you want to exercise your rights under this rider.

The rider will terminate on the earliest of your written request, on lapse or termination of the policy, or when an accelerated benefit is paid under this rider.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations.

Guideline Premium Limit

If you’ve chosen the guideline premium test as your death benefit qualification test, the total amount you can pay in premiums and still have your policy qualify as life insurance is your policy’s guideline premium limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the guideline premium limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy’s guideline premium limit. If we find that you’ve exceeded your guideline premium limit, we may remove all or part of a premium you’ve paid from your policy as of the day we applied it, and return it to you. We’ll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

Your policy’s guideline single premium and guideline level annual premiums appear on your policy’s specification pages. Before you buy a policy, you can ask us or your registered representative for a personalized illustration that will show you the guideline single premium and guideline level annual premiums.

Modified endowment contract

A life insurance policy will become a modified endowment contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes in the prospectus.

Unless you’ve told us in writing that you want your policy to become a modified endowment contract, we’ll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We’ll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we’ll hold it and apply it to your policy on the anniversary date.

In both of these situations, if we remove an excess premium from your policy, we’ll return the premium amount to you no later than 60 days after the end of the policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium we’re returning to you.

If we do not return the premium amount to you within that time, we’ll increase your policy’s death benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract. If we increase your death benefit, we’ll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

Increasing the net amount at risk

An increase in the net amount of risk occurs if the policy’s death benefit is equal to the guideline minimum death benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the person insured by the policy.

TRANSFER PROGRAMS

Dollar cost averaging

Our dollar cost averaging program allows you to make scheduled transfers of $50 or more between variable investment options without paying a transfer fee. Here’s how the program works:

•	You can set up this program at any time while your policy is in force.
•	You need to complete a request form to enroll in the program. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.
•	You must have at least $5000 in a variable investment option to start the program.
•	We’ll automatically transfer accumulated value from one variable investment option to one or more of the other variable investment options you’ve selected.
•	We’ll process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. We will not make the first transfer until after the free look transfer date in states that require us to return your premiums if you exercise your right to cancel your policy.
•	We will not charge you for the dollar cost averaging program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.
•	We have the right to discontinue, modify or suspend the program at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:
•	the total amount you’ve asked us to transfer has been transferred
•	there is no more accumulated value in the investment option you’re transferring from
•	your policy enters the grace period and is in danger of lapsing
•	you tell us in writing to cancel the program
•	we discontinue the program.

Portfolio rebalancing program

The portfolio rebalancing program automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Here’s how the program works:

•	You can set up this program at any time while your policy is in force.
•	You enroll in the program by sending us a written signed request or a completed automatic rebalancing form. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.
•	Your first rebalancing will take place on the monthly payment date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.
•	If you cancel this program, you must wait 30 days to begin it again.
•	You cannot use this program if you’re already using the dollar cost averaging program.

•	We do not currently charge for the portfolio rebalancing program or for transfers made under this program.
•	We can discontinue, suspend or change the program at any time.

First year transfer program

Our first year transfer program allows you to make monthly transfers during the first policy year from the Fixed account to the variable investment options or the Fixed LT account. Here’s how the program works:

•	You enroll in the program when you apply for your policy.
•	You choose a regular amount to be transferred every month for 12 months.
•	We make the first transfer on the day we allocate your first premium to the investment options you’ve chosen. Each transfer will be made on the same day every month.
•	If you sign up for this program, we’ll waive the usual transfer limit for the Fixed account during the first policy year.
•	If we make the last transfer during the second policy year, we will not count it toward the usual one transfer per year limit for the Fixed account.
•	If the accumulated value in the Fixed account is less than the amount to be transferred, we’ll transfer the balance and then cancel the program.
•	If there is accumulated value remaining in the Fixed account at the end of the program, our usual rules for the Fixed account will apply.
•	We do not currently charge for the first year transfer program or for transfers made under this program.

LOAN AND WITHDRAWAL FEATURES

Taking out a loan

When you borrow money from us, we use your policy’s accumulated value as security. You pay interest on the amount you borrow. The accumulated value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you’re borrowing from your accumulated value in the investment options to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.
•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 3.75% during the first 10 policy years, 3.50% in policy years 11 through 20, and 3.25% during policy year 21 and thereafter. Interest that has accrued during the policy year is due on your policy anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due. We’ll also transfer an amount equal to the interest that was due, from your policy’s accumulated value to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.
•	The amount in the loan account earns interest daily at an annual rate of at least 3.0%. On your policy anniversary, we transfer the interest that has been credited to the loan account proportionately to your investment options according to your most recent allocation instructions.

How much you can borrow

The minimum amount you can borrow is $200, unless there are other restrictions in your state. You can borrow up to the larger of the following amounts:

•	90% of the accumulated value in the investment options, or
•	the accumulated value in the investment options less 12 times the most recent monthly charge.

Paying off your loan

You can pay off all or part of the loan any time while your policy is in force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your investment options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the fixed options, up to the amount originally transferred from the fixed options to the loan account. We’ll then transfer any excess amount to your variable investment options according to your most recent allocation instructions.

MORE ON POLICY CHARGES

Underwriting methods

We normally use the medical or paramedical method to assign underwriting or insurance risk classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multi-life guidelines.

Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum age for an insured at policy issue is usually 65, but may be increased to age 70 if representing less than 5% of the group of insureds. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

The current cost of insurance rates are generally higher for policies issued under the guaranteed issue or simplified issue underwriting methods than for policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the insured unless unisex rates are required.

Ask your registered representative for more detailed information regarding the minimum face amount and other requirements for these underwriting methods.

Increases in face amount

Net premiums you pay are allocated to the accumulated value in your base policy and any charges, withdrawals and distributions are subtracted from that accumulated value. If you elect death benefit Option C, your death benefit on the base policy is your base policy’s face amount plus any premium payments you make and less any withdrawals and distributions.

If you add to your base policy an Added protection benefit rider, and/or increase the face amount of such a rider, we do not change the above allocations. To determine the cost of insurance (“COI”) charge on each of these coverage segments, we divide the death benefit for each coverage segment that would have been payable at the beginning of the policy month by 1.002466 to calculate the discounted net amount at risk for each coverage segment. For the base policy, we subtract the accumulated value in the base policy at the beginning of the month before the monthly charge is due to determine the discounted net amount at risk for that coverage segment. For each other coverage segment we subtract from its discounted death benefit the greater of zero or the result of the accumulated value minus the face amount of each coverage segment for which the COI charge has been already calculated. Each segment’s net amount at risk is calculated in the order in which it was added to the policy, starting with the oldest segment. If the total death benefit for all coverage segments does not at least equal the guideline minimum death benefit test, the excess of the guideline minimum death benefit over the total death benefit is treated as a coverage segment and the discounted net amount at risk for this coverage segment is calculated last. The discounted net amount at risk for each coverage segment is multiplied by the current COI rate for that coverage segment. The current COI rate for the most recent coverage segment added is used to calculate the COI charge the coverage segment for the excess of the guideline minimum death benefit over the total death benefit.

MORE ON PACIFIC LIFE AND THE POLICIES

How we’re organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

How policies are distributed

Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the principal underwriter (“distributor”) of the policies and offers the policies on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of NASD. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the policies. Because this policy was not offered until 2003, PSD was not paid any underwriting commissions with regard to this policy in 2002.

How we pay broker-dealers

We pay broker-dealers commission for promoting, marketing and selling our policies. Broker-dealers pay a portion of the commission to their registered representatives, under their own arrangements.

Commissions are based on “target” premiums we determine and the policy year we receive premium payments. The commissions we pay vary with the agreement, but the most common schedule of commissions we expect to pay is:

•	12% of the first target premium paid in the first year
•	11% of any first year premium paid in excess of first target premium
•	11% of the premiums paid in years 2-10
•	3% of premiums paid thereafter

We also pay broker-dealers an annual renewal commission of up to 0.10% of a policy’s accumulated value less any outstanding loan amount. We calculate the renewal amount monthly and it becomes payable on each policy anniversary beginning in policy year 6. We also pay override payments, expense and marketing allowances, bonuses, wholesaler fees and training allowances.

Registered representatives who meet certain sales levels can qualify for sales incentives programs we offer. We may also pay them non-cash compensation like expense-paid trips, expense-paid educational seminars, and merchandise.

The separate account

The separate account was established on May 12, 1988 under California law under the authority of our Board of Directors. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the account.

The separate account is not the only investor in the Pacific Select Fund. Investments in the fund by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Pacific Select Fund.

Performance

Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

Information about performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy’s accumulated value to the variable account during a particular time period.

Performance information is no guarantee of how a portfolio or variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy’s owner’s death benefit.

We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of policy charges. If policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any variable account or portfolio does not reflect the deduction of policy charges.

Money Market Variable account

The “yield” (also called “current yield”) of the Money Market variable account is computed in accordance with a standard method prescribed by the SEC. The net change in the variable account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market variable account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of  365/7)] – 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation.

Other variable accounts

“Yield” of the other variable accounts is computed in accordance with a different standard method prescribed by the SEC. For each variable account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[ (a-b + 1) (To the power of 6) - 1]

__

cd

Where:	a	=	net investment income earned during the period by the underlying portfolio of the variable account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The variable accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the variable account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a variable account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Money Market portfolio

Current yield for the Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by  365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1) (To the power of  365/7)]-1

For the 7-day period ending December 31, 2002, the current yield of the Money Market portfolio was 1.02% and the effective yield of the portfolio was 1.02%.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[ (a-b + 1) (To the power of 6) - 1]

__

cd

where

a	= dividends and interest earned during the period,
b	= expenses accrued for the period (net of reimbursements),
c	= the average daily number of shares outstanding during the period that were entitled to receive dividends, and
d	= the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Performance data

To help you understand how investment performance can affect your accumulated value in the separate account, we are including performance information based on the historical performance of the Pacific Select Fund underlying portfolios.

The following table presents the annualized total return for each portfolio for 1, 5 and 10 years, or for the period from each portfolio’s commencement of operations, whichever is greater. The figures in the table do not reflect the deduction of policy fees or expenses, which include premium loads, cost of insurance, policy administrative fees and charges, mortality and expense risk charges, surrender charges, or any other charges that may be incurred under the policy. If the charges imposed were reflected, performance would be lower.

The results shown in this section are not an estimate or guarantee of future investment performance.

Historical Portfolio Performance

Annualized Rates of Return for Periods Ended December 31, 2002

All numbers are expressed as a percentage

Portfolios	1 year	5 years	10 Years or Since Inception
Blue Chip[1]	(25.94)		(22.37)
Aggressive Growth[1]	(22.32)		(21.09)
Diversified Research[1]	(24.19)		(6.69)
Small-Cap Equity	(23.58)	(2.63)	6.82
International Large-Cap[1]	(17.63)		(19.18)
I-Net TollkeeperSM 1	(38.62)		(38.30)
Financial Services[1]	(14.59)		(11.03)
Health Sciences[1]	(23.30)		(15.88)
Technology[1]	(46.34)		(43.75)
Telecommunications[1]	(47.06)		(46.94)
Growth LT	(28.97)	4.20	10.66
Focused 30[1]	(29.41)		(26.18)
Mid-Cap Value	(14.46)		6.25
International Value[2]	(13.91)	(5.02)	4.30
Capital Opportunities[1]	(26.78)		(21.38)
Global Growth[1]	(19.48)		(17.28)
Equity Index[3]	(22.34)	(0.84)	8.97
Small-Cap Index[3]	(21.19)		(2.00)
Multi-Strategy[4]	(13.06)	1.84	7.11
Main Street® Core[4] (formerly “Large-Cap Core”)	(28.40)	(3.06)	6.46
Emerging Markets[4]	(3.07)	(8.55)	(7.09)
Inflation Managed[5]	15.45	7.60	7.34
Managed Bond	10.93	7.30	7.56
Money Market	1.41	4.32	4.38
High Yield Bond	(3.00)	(0.04)	5.53
Equity Income[1]	(13.54)		(13.54)*
Research[1]	(21.18)		(21.18)*
Equity[6]	(26.51)	(4.93)	5.07
Aggressive Equity[6]	(25.09)	(6.74)	(3.43)
Large-Cap Value	(22.96)		(1.18)
Comstock[1,7] (formerly “Strategic Value”)	(22.15)		(15.41)
Real Estate	(0.32)		9.49
Mid-Cap Growth[1,7]	(47.03)		(34.46)

[1]	Operations commenced on January 3, 2000 for the Diversified Research and International Large-Cap portfolios; May 1, 2000 for the I-Net Tollkeeper portfolio; October 2, 2000 for the Comstock and Focused 30 portfolios; January 2, 2001 for the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth portfolios; and January 2, 2002 for Equity Income and Research portfolios.

[2]	Lazard Asset Management began managing the International Value Portfolio effective January 1, 2001. Effective dates of prior manager changes are: January 1, 1994 and June 1, 1997.

[3]	Mercury Advisors began managing the Equity Index and Small-Cap Index Portfolios effective January 1, 2000.

[4]	OppenheimerFunds, Inc. began managing the Multi-Strategy, Main Street Core and Emerging Markets Portfolios effective January 1, 2003. Effective dates of prior manager changes were, for the Emerging Markets Portfolio: January 1, 2000; for Main Street Core: January 1, 1994, at which time some investment policies changed; and for the Multi-Strategy: January 1, 1994, at which time the investment objective and some investment policies also changed.

[5]	Prior to May 1, 2001, the investment focus of the Inflation Managed Portfolio differed.

[6]	Putnam Investment Management, LLC began managing the Equity and Aggressive Equity Portfolios effective December 1, 2001. Effective dates of prior manager changes for both Portfolios were May 1, 1998, at which time some investment policies changed. The performance of the Equity Portfolio prior to 1995 is based on the performance results of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on December 31, 1994.

[7]	Van Kampen began managing the Comstock Portfolio (formerly “Strategic Value”) and Mid-Cap Growth Portfolio effective May 1, 2003.

*	Total return not annualized for periods less than one full year

Financial Statements

The next several pages contain the statement of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2002 and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended.

These are followed by the consolidated statements of financial condition of Pacific Life as of December 31, 2002 and 2001 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2002, which are included in this SAI so you can assess our ability to meet our obligations under the policies.

Experts

Deloitte & Touche LLP serves as the independent auditors for Pacific Life and the separate account. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626.

The consolidated statements of financial condition of Pacific Life as of December 31, 2002 and 2001 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2002 as well as the statement of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2002, the related statement of operations for the year then ended and statements of changes in net assets and financial highlights for each of the two years in the period then ended as included in this SAI have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

INDEPENDENT AUDITORS’ REPORT

The Board of Directors

Pacific Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of Pacific Select Exec Separate Account (the “Separate Account”) (comprised of Blue Chip, Aggressive Growth, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Multi-Strategy, Large-Cap Core (formerly Equity Income), Strategic Value, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Equity Index, Small-Cap Index, Real Estate (formerly REIT), Inflation Managed, Managed Bond, Money Market, High Yield Bond, Equity Income, Research, Equity, Aggressive Equity, and Large-Cap Value Variable Accounts, and Variable Account I, Variable Account II, Variable Account III, Variable Account IV, and Variable Account V) as of December 31, 2002, the related statements of operations for the year then ended (as to the Equity Income and Research Variable Accounts, and Variable Account V, for each of the periods from commencement of operations through December 31, 2002), and the statements of changes in net assets and financial highlights for each of the two years in the period then ended (as to the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Variable Accounts, for the year ended December 31, 2002 and for each of the periods from commencement of operations through December 31, 2001, and as to the Equity Income and Research Variable Accounts, and Variable Account V, for each of the periods from commencement of operations through December 31, 2002). These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements and financial highlights presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2002, the results of their operations, the changes in their net assets, and the related financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 14, 2003

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2002

(In thousands)

	Blue Chip Variable Account	Aggressive Growth Variable Account	Emerging Markets Variable Account	Diversified Research Variable Account	Small-Cap Equity Variable Account	International Large-Cap Variable Account	I-Net Tollkeeper Variable Account	Financial Services Variable Account	Health Sciences Variable Account	Technology Variable Account

ASSETS

Investments:

Blue Chip Portfolio	$28,332

Aggressive Growth Portfolio		$3,355

Emerging Markets Portfolio			$20,079

Diversified Research Portfolio				$13,175

Small-Cap Equity Portfolio					$157,771

International Large-Cap Portfolio						$35,449

I-Net Tollkeeper Portfolio							$3,135

Financial Services Portfolio								$3,334

Health Sciences Portfolio									$6,224

Technology Portfolio										$3,187

Receivables:

Due from Pacific Life Insurance Company	89	37	—	—	148	—	23	8	—	—

Fund shares redeemed	—	—	2	11	—	898	—	—	8	9

Total Assets	28,421	3,392	20,081	13,186	157,919	36,347	3,158	3,342	6,232	3,196

LIABILITIES

Payables:

Due to Pacific Life Insurance Company	—	—	2	11	—	898	—	—	8	9

Fund shares purchased	89	37	—	—	148	—	23	8	—	—

Total Liabilities	89	37	2	11	148	898	23	8	8	9

NET ASSETS	$28,332	$3,355	$20,079	$13,175	$157,771	$35,449	$3,135	$3,334	$6,224	$3,187

Shares Owned in each Portfolio	4,707	538	3,388	1,635	11,934	6,828	1,139	423	879	1,006

Cost of Investments	$37,370	$3,969	$21,762	$16,114	$205,514	$35,087	$3,536	$3,715	$7,206	$4,383

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2002

(In thousands)

	Telecom- munications Variable Account	Multi- Strategy Variable Account	Large-Cap Core Variable Account (1)	Strategic Value Variable Account	Growth LT Variable Account	Focused 30 Variable Account	Mid-Cap Value Variable Account	International Value Variable Account	Capital Opportunities Variable Account	Mid-Cap Growth Variable Account

ASSETS

Investments:

Telecommunications Portfolio	$877

Multi-Strategy Portfolio		$105,601

Large-Cap Core Portfolio (1)			$115,176

Strategic Value Portfolio				$3,822

Growth LT Portfolio					$228,344

Focused 30 Portfolio						$2,224

Mid-Cap Value Portfolio							$64,559

International Value Portfolio								$139,406

Capital Opportunities Portfolio									$8,099

Mid-Cap Growth Portfolio										$6,465

Receivables:

Due from Pacific Life Insurance Company	—	—	—	2	384	6	153	—	114	10

Fund shares redeemed	—	23,557	1,205	—	—	—	—	252	—	—

Total Assets	877	129,158	116,381	3,824	228,728	2,230	64,712	139,658	8,213	6,475

LIABILITIES

Payables:

Due to Pacific Life Insurance Company	—	23,557	1,205	—	—	—	—	252	—	—

Fund shares purchased	—	—	—	2	384	6	153	—	114	10

Total Liabilities	—	23,557	1,205	2	384	6	153	252	114	10

NET ASSETS	$877	$105,601	$115,176	$3,822	$228,344	$2,224	$64,559	$139,406	$8,099	$6,465

Shares Owned in each Portfolio	311	8,463	7,733	560	17,458	443	5,668	13,572	1,314	1,503

Cost of Investments	$940	$132,472	$184,188	$4,613	$524,942	$2,832	$77,031	$181,896	$10,636	$7,223

(1) Formerly named Equity Income Variable Account and Equity Income Portfolio.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2002

(In thousands)

	Global Growth Variable Account	Equity Index Variable Account	Small-Cap Index Variable Account	Real Estate Variable Account (1)	Inflation Managed Variable Account	Managed Bond Variable Account	Money Market Variable Account	High Yield Bond Variable Account	Equity Income Variable Account (2)

ASSETS

Investments:

Global Growth Portfolio	$2,137

Equity Index Portfolio		$343,290

Small-Cap Index Portfolio			$33,129

Real Estate Portfolio (1)				$32,490

Inflation Managed Portfolio					$97,833

Managed Bond Portfolio						$231,892

Money Market Portfolio							$326,717

High Yield Bond Portfolio								$54,855

Equity Income Portfolio									$6,137

Receivables:

Due from Pacific Life Insurance Company	—	—	193	58	99	351	4,928	7	5

Fund shares redeemed	—	671	—	—	—	—	—	—	—

Total Assets	2,137	343,961	33,322	32,548	97,932	232,243	331,645	54,862	6,142

LIABILITIES

Payables:

Due to Pacific Life Insurance Company	—	671	—	—	—	—	—	—	—

Fund shares purchased	—	—	193	58	99	351	4,928	7	5

Total Liabilities	—	671	193	58	99	351	4,928	7	5

NET ASSETS	$2,137	$343,290	$33,129	$32,490	$97,833	$231,892	$326,717	$54,855	$6,137

Shares Owned in each Portfolio	312	16,421	4,111	2,689	8,114	20,007	32,385	8,730	716

Cost of Investments	$2,437	$505,157	$40,127	$34,431	$91,300	$216,942	$326,929	$59,421	$6,684

(1) Formerly named REIT Variable Account and REIT Portfolio.

(2) Operations commenced during 2002 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2002

(In thousands)

	Research Variable Account (1)	Equity Variable Account	Aggressive Equity Variable Account	Large-Cap Value Variable Account	Variable Account I	Variable Account II	Variable Account III	Variable Account IV	Variable Account V (1)

ASSETS

Investments:

Research Portfolio	$1,380

Equity Portfolio		$40,086

Aggressive Equity Portfolio			$25,356

Large-Cap Value Portfolio				$65,946

Brandes International Equity Fund					$23,506

Turner Core Growth Fund						$10,894

Frontier Capital Appreciation Fund							$16,832

Clifton Enhanced U.S. Equity Fund								$11,048

Business Opportunity Value Fund									$1,730

Receivables:

Due from Pacific Life Insurance Company	—	—	71	—	—	15	—	18	—

Fund shares redeemed	—	58	—	784	15	—	—	—	—

Total Assets	1,380	40,144	25,427	66,730	23,521	10,909	16,832	11,066	1,730

LIABILITIES

Payables:

Due to Pacific Life Insurance Company	—	58	—	784	15	—	—	—	—

Fund shares purchased	—	—	71	—	—	15	—	18	—

Total Liabilities	—	58	71	784	15	15	—	18	—

NET ASSETS	$1,380	$40,086	$25,356	$65,946	$23,506	$10,894	$16,832	$11,048	$1,730

Shares Owned in each Portfolio/Fund	176	2,852	3,690	7,372	2,358	1,109	1,331	1,134	221

Cost of Investments	$1,442	$69,876	$40,054	$84,232	$31,620	$16,446	$20,299	$15,510	$1,956

(1) Operations commenced during 2002 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)

	Blue Chip Variable Account	Aggressive Growth Variable Account	Emerging Markets Variable Account	Diversified Research Variable Account	Small-Cap Equity Variable Account	International Large-Cap Variable Account	I-Net Tollkeeper Variable Account	Financial Services Variable Account	Health Sciences Variable Account	Technology Variable Account

INVESTMENT INCOME

Dividends	$34	$—	$104	$38	$990	$322	$—	$9	$—	$—

Net Investment Income	34	—	104	38	990	322	—	9	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) from security transactions	(556)	(723)	2,469	(1,447)	(47,500)	(7,067)	(2,754)	(211)	(605)	(1,103)

Net unrealized appreciation (depreciation) on investments	(6,985)	(167)	(3,359)	(2,966)	(5,550)	749	980	(374)	(1,092)	(1,196)

Net Realized and Unrealized Loss on Investments	(7,541)	(890)	(890)	(4,413)	(53,050)	(6,318)	(1,774)	(585)	(1,697)	(2,299)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($7,507)	($890)	($786)	($4,375)	($52,060)	($5,996)	($1,774)	($576)	($1,697)	($2,299)

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)

	Telecom- munications Variable Account	Multi- Strategy Variable Account	Large-Cap Core Variable Account (1)	Strategic Value Variable Account	Growth LT Variable Account	Focused 30 Variable Account	Mid-Cap Value Variable Account	International Value Variable Account	Capital Opportunities Variable Account	Mid-Cap Growth Variable Account

INVESTMENT INCOME

Dividends (2)	$—	$4,407	$1,061	$4	$2,708	$4	$4,521	$1,482	$16	$—

Net Investment Income	—	4,407	1,061	4	2,708	4	4,521	1,482	16	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) from security transactions	(412)	(6,062)	(19,209)	(410)	(40,262)	(402)	665	(28,069)	(976)	(2,942)

Net unrealized appreciation (depreciation) on investments	(97)	(19,006)	(35,375)	(659)	(61,352)	(457)	(16,684)	4,445	(1,763)	(1,093)

Net Realized and Unrealized Loss on Investments	(509)	(25,068)	(54,584)	(1,069)	(101,614)	(859)	(16,019)	(23,624)	(2,739)	(4,035)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($509)	($20,661)	($53,523)	($1,065)	($98,906)	($855)	($11,498)	($22,142)	($2,723)	($4,035)

(1)	Formerly named Equity Income Variable Account.

(2)	Pacific Select Fund declared dividends on the Telecommunications Portfolio during 2002. The amount received by the Telecommunications Variable Account was $50 for the year and is not shown on the above Statements of Operations due to rounding.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)

	Global Growth Variable Account	Equity Index Variable Account	Small-Cap Index Variable Account	Real Estate Variable Account (1)	Inflation Managed Variable Account	Managed Bond Variable Account	Money Market Variable Account	High Yield Bond Variable Account	Equity Income Variable Account (2)

INVESTMENT INCOME

Dividends	$—	$35,821	$257	$1,699	$1,518	$11,947	$4,308	$4,540	$54

Net Investment Income	—	35,821	257	1,699	1,518	11,947	4,308	4,540	54

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) from security transactions	(131)	3,060	(3,527)	611	1,905	276	(88)	(6,934)	(61)

Net unrealized appreciation (depreciation) on investments	(268)	(136,816)	(5,325)	(3,076)	5,825	10,851	3	1,139	(547)

Net Realized and Unrealized Gain (Loss) on Investments	(399)	(133,756)	(8,852)	(2,465)	7,730	11,127	(85)	(5,795)	(608)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($399)	($97,935)	($8,595)	($766)	$9,248	$23,074	$4,223	($1,255)	($554)

(1) Formerly named REIT Variable Account.

(2) Operations commenced during 2002 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)

	Research Variable Account (1)	Equity Variable Account	Aggressive Equity Variable Account	Large-Cap Value Variable Account	Variable Account I	Variable Account II	Variable Account III	Variable Account IV	Variable Account V (1)

INVESTMENT INCOME

Dividends	$4	$185	$—	$704	$1,127	$29	$—	$447	$11

Net Investment Income	4	185	—	704	1,127	29	—	447	11

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized loss from security transactions	(67)	(10,915)	(3,498)	(4,223)	(1,276)	(2,257)	(1,094)	(1,859)	(11)

Net unrealized depreciation on investments	(62)	(3,510)	(4,611)	(14,313)	(3,972)	(1,192)	(4,120)	(2,019)	(227)

Net Realized and Unrealized Loss on Investments	(129)	(14,425)	(8,109)	(18,536)	(5,248)	(3,449)	(5,214)	(3,878)	(238)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($125)	($14,240)	($8,109)	($17,832)	($4,121)	($3,420)	($5,214)	($3,431)	($227)

(1) Operations commenced during 2002 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)

	Blue Chip Variable Account	Aggressive Growth Variable Account	Emerging Markets Variable Account	Diversified Research Variable Account	Small-Cap Equity Variable Account	International Large-Cap Variable Account	I-Net Tollkeeper Variable Account	Financial Services Variable Account	Health Sciences Variable Account	Technology Variable Account

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$34	$—	$104	$38	$990	$322	$—	$9	$—	$—

Net realized gain (loss) from security transactions	(556)	(723)	2,469	(1,447)	(47,500)	(7,067)	(2,754)	(211)	(605)	(1,103)

Net unrealized appreciation (depreciation) on investments	(6,985)	(167)	(3,359)	(2,966)	(5,550)	749	980	(374)	(1,092)	(1,196)

Net Decrease in Net Assets Resulting from Operations	(7,507)	(890)	(786)	(4,375)	(52,060)	(5,996)	(1,774)	(576)	(1,697)	(2,299)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS

Transfer of net premiums	7,970	1,423	3,998	2,879	26,305	8,114	903	919	1,661	1,181

Transfers between variable accounts, net	10,458	(1,844)	(792)	(5,836)	(20,222)	5,898	479	789	1,149	926

Transfers—policy charges and deductions	(3,163)	(590)	(2,158)	(1,145)	(15,947)	(3,716)	(488)	(392)	(684)	(444)

Transfers—surrenders	(1,017)	(180)	(845)	(166)	(13,454)	(775)	(54)	(69)	(56)	(151)

Transfers—other	(208)	(78)	(160)	(124)	(1,795)	(340)	12	(22)	(127)	71

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	14,040	(1,269)	43	(4,392)	(25,113)	9,181	852	1,225	1,943	1,583

NET INCREASE (DECREASE) IN NET ASSETS	6,533	(2,159)	(743)	(8,767)	(77,173)	3,185	(922)	649	246	(716)

NET ASSETS

Beginning of Year	21,799	5,514	20,822	21,942	234,944	32,264	4,057	2,685	5,978	3,903

End of Year	$28,332	$3,355	$20,079	$13,175	$157,771	$35,449	$3,135	$3,334	$6,224	$3,187

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)

	Telecom- munications Variable Account	Multi- Strategy Variable Account	Large-Cap Core Variable Account (1)	Strategic Value Variable Account	Growth LT Variable Account	Focused 30 Variable Account	Mid-Cap Value Variable Account	International Value Variable Account	Capital Opportunities Variable Account	Mid-Cap Growth Variable Account

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$—	$4,407	$1,061	$4	$2,708	$4	$4,521	$1,482	$16	$—

Net realized gain (loss) from security transactions	(412)	(6,062)	(19,209)	(410)	(40,262)	(402)	665	(28,069)	(976)	(2,942)

Net unrealized appreciation (depreciation) on investments	(97)	(19,006)	(35,375)	(659)	(61,352)	(457)	(16,684)	4,445	(1,763)	(1,093)

Net Decrease in Net Assets Resulting from Operations	(509)	(20,661)	(53,523)	(1,065)	(98,906)	(855)	(11,498)	(22,142)	(2,723)	(4,035)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS

Transfer of net premiums	274	12,180	20,793	1,289	55,267	559	13,906	25,571	2,404	2,094

Transfers between variable accounts, net	468	934	(23,651)	1,052	(30,842)	977	356	(9,394)	1,373	3,395

Transfers—policy charges and deductions	(127)	(8,773)	(12,535)	(501)	(28,048)	(317)	(6,356)	(12,812)	(1,022)	(796)

Transfers—surrenders	(13)	(34,341)	(10,009)	(149)	(13,602)	(18)	(3,359)	(10,975)	(416)	(82)

Transfers—other	19	(369)	(1,258)	(96)	(1,547)	(12)	(508)	(1,071)	(20)	(59)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	621	(30,369)	(26,660)	1,595	(18,772)	1,189	4,039	(8,681)	2,319	4,552

NET INCREASE (DECREASE) IN NET ASSETS	112	(51,030)	(80,183)	530	(117,678)	334	(7,459)	(30,823)	(404)	517

NET ASSETS

Beginning of Year	765	156,631	195,359	3,292	346,022	1,890	72,018	170,229	8,503	5,948

End of Year	$877	$105,601	$115,176	$3,822	$228,344	$2,224	$64,559	$139,406	$8,099	$6,465

(1) Formerly named Equity Income Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)

	Global Growth Variable Account	Equity Index Variable Account	Small-Cap Index Variable Account	Real Estate Variable Account (1)	Inflation Managed Variable Account	Managed Bond Variable Account	Money Market Variable Account	High Yield Bond Variable Account	Equity Income Variable Account (2)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$—	$35,821	$257	$1,699	$1,518	$11,947	$4,308	$4,540	$54

Net realized gain (loss) from security transactions	(131)	3,060	(3,527)	611	1,905	276	(88)	(6,934)	(61)

Net unrealized appreciation (depreciation) on investments	(268)	(136,816)	(5,325)	(3,076)	5,825	10,851	3	1,139	(547)

Net Increase (Decrease) in Net Assets Resulting from Operations	(399)	(97,935)	(8,595)	(766)	9,248	23,074	4,223	(1,255)	(554)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS

Transfer of net premiums	811	67,430	6,510	6,044	9,215	28,574	285,721	10,079	1,000

Transfers between variable accounts, net	1,032	1,439	3,315	10,511	44,678	5,958	(88,725)	213	6,240

Transfers—policy charges and deductions	(227)	(33,423)	(2,438)	(2,801)	(4,616)	(15,968)	(30,025)	(4,018)	(362)

Transfers—surrenders	(13)	(18,768)	(1,430)	(1,326)	(2,326)	(15,208)	(53,834)	(3,634)	(84)

Transfers—other	(34)	(1,974)	(70)	(353)	(761)	(1,364)	(18,317)	(677)	(103)

Net Increase in Net Assets Derived from Policy Transactions	1,569	14,704	5,887	12,075	46,190	1,992	94,820	1,963	6,691

NET INCREASE (DECREASE) IN NET ASSETS	1,170	(83,231)	(2,708)	11,309	55,438	25,066	99,043	708	6,137

NET ASSETS

Beginning of Year	967	426,521	35,837	21,181	42,395	206,826	227,674	54,147	—

End of Year	$2,137	$343,290	$33,129	$32,490	$97,833	$231,892	$326,717	$54,855	$6,137

(1) Formerly named REIT Variable Account.

(2) Operations commenced during 2002 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)

	Research Variable Account (1)	Equity Variable Account	Aggressive Equity Variable Account	Large-Cap Value Variable Account	Variable Account I	Variable Account II	Variable Account III	Variable Account IV	Variable Account V (1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$4	$185	$—	$704	$1,127	$29	$—	$447	$11

Net realized loss from security transactions	(67)	(10,915)	(3,498)	(4,223)	(1,276)	(2,257)	(1,094)	(1,859)	(11)

Net unrealized depreciation on investments	(62)	(3,510)	(4,611)	(14,313)	(3,972)	(1,192)	(4,120)	(2,019)	(227)

Net Decrease in Net Assets Resulting from Operations	(125)	(14,240)	(8,109)	(17,832)	(4,121)	(3,420)	(5,214)	(3,431)	(227)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS

Transfer of net premiums	207	10,823	6,379	15,256	3,937	2,408	3,377	2,298	269

Transfers between variable accounts, net	1,366	(2,400)	1,569	2,880	1,504	1,652	576	2,024	1,780

Transfers—policy charges and deductions	(63)	(4,957)	(3,147)	(6,847)	(1,568)	(872)	(1,454)	(926)	(71)

Transfers—surrenders	(1)	(1,543)	(1,118)	(1,878)	(455)	(249)	(369)	(92)	—

Transfers—other	(4)	(699)	(919)	(548)	22	19	(24)	(160)	(21)

Net Increase in Net Assets Derived from Policy Transactions	1,505	1,224	2,764	8,863	3,440	2,958	2,106	3,144	1,957

NET INCREASE (DECREASE) IN NET ASSETS	1,380	(13,016)	(5,345)	(8,969)	(681)	(462)	(3,108)	(287)	1,730

NET ASSETS

Beginning of Year	—	53,102	30,701	74,915	24,187	11,356	19,940	11,335	—

End of Year	$1,380	$40,086	$25,356	$65,946	$23,506	$10,894	$16,832	$11,048	$1,730

(1) Operations commenced during 2002 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001

(In thousands)

	Blue Chip Variable Account (1)	Aggressive Growth Variable Account (1)	Emerging Markets Variable Account	Diversified Research Variable Account	Small-Cap Equity Variable Account	International Large-Cap Variable Account	I-Net Tollkeeper Variable Account	Financial Services Variable Account (1)	Health Sciences Variable Account (1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$14	$—	$31	$26	$37,839	$218	$—	$7	$—

Net realized gain (loss) from security transactions	(70)	(133)	(10,792)	(133)	(68,486)	(6,365)	(2,791)	(36)	44

Net unrealized appreciation (depreciation) on investments	(2,054)	(447)	9,305	14	24,790	1,397	856	(7)	109

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,110)	(580)	(1,456)	(93)	(5,857)	(4,750)	(1,935)	(36)	153

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS

Transfer of net premiums	3,469	989	5,004	2,750	31,448	7,829	1,347	396	703

Transfers between variable accounts, net	22,184	5,556	(965)	15,217	(3,988)	14,059	(81)	2,497	5,413

Transfers—policy charges and deductions	(1,261)	(324)	(1,786)	(764)	(16,016)	(2,550)	(582)	(133)	(241)

Transfers—surrenders	(143)	(19)	(785)	(588)	(8,737)	(1,344)	(85)	(18)	(23)

Transfers—other	(340)	(108)	(327)	(519)	(1,904)	(1,296)	(27)	(21)	(27)

Net Increase in Net Assets Derived from Policy Transactions	23,909	6,094	1,141	16,096	803	16,698	572	2,721	5,825

NET INCREASE (DECREASE) IN NET ASSETS	21,799	5,514	(315)	16,003	(5,054)	11,948	(1,363)	2,685	5,978

NET ASSETS

Beginning of Year	—	—	21,137	5,939	239,998	20,316	5,420	—	—

End of Year	$21,799	$5,514	$20,822	$21,942	$234,944	$32,264	$4,057	$2,685	$5,978

(1) Operations commenced on January 4, 2001 for the Blue Chip, Financial Services, and Health Sciences Variable Accounts, and January 2, 2001 for the Aggressive Growth Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2001

(In thousands)

	Technology Variable Account (1)	Telecom- munications Variable Account (1)	Multi- Strategy Variable Account	Large-Cap Core Variable Account (2)	Strategic Value Variable Account	Growth LT Variable Account	Focused 30 Variable Account	Mid-Cap Value Variable Account	International Value Variable Account

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$—	$1	$4,250	$3,839	$11	$67,117	$1	$1,610	$4,872

Net realized gain (loss) from security transactions	(1,025)	(232)	2,814	5,623	(168)	12,936	(222)	1,646	(11,754)

Net unrealized appreciation (depreciation) on investments	—	33	(8,595)	(29,183)	(121)	(227,892)	(1)	2,200	(38,846)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,025)	(198)	(1,531)	(19,721)	(278)	(147,839)	(222)	5,456	(45,728)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS

Transfer of net premiums	533	234	13,677	27,200	764	71,991	503	10,622	28,776

Transfers between variable accounts, net	4,642	808	6,932	(11,482)	2,204	(8,033)	700	39,918	(2,165)

Transfers—policy charges and deductions	(206)	(63)	(8,214)	(13,720)	(222)	(31,637)	(180)	(3,821)	(12,349)

Transfers—surrenders	(25)	(6)	(9,555)	(6,691)	(31)	(14,287)	(19)	(2,297)	(5,006)

Transfers—other	(16)	(10)	(1,782)	(3,194)	(24)	(5,117)	3	(1,359)	(1,679)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	4,928	963	1,058	(7,887)	2,691	12,917	1,007	43,063	7,577

NET INCREASE (DECREASE) IN NET ASSETS	3,903	765	(473)	(27,608)	2,413	(134,922)	785	48,519	(38,151)

NET ASSETS

Beginning of Year	—	—	157,104	222,967	879	480,944	1,105	23,499	208,380

End of Year	$3,903	$765	$156,631	$195,359	$3,292	$346,022	$1,890	$72,018	$170,229

(1) Operations commenced on January 5, 2001 for the Technology Variable Account, and January 3, 2001 for the Telecommunications Variable Account.

(2) Formerly named Equity Income Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2001

(In thousands)

	Capital Opportunities Variable Account (1)	Mid-Cap Growth Variable Account (1)	Global Growth Variable Account (1)	Equity Index Variable Account	Small-Cap Index Variable Account	Real Estate Variable Account (2)	Inflation Managed Variable Account	Managed Bond Variable Account	Money Market Variable Account

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$10	$—	$—	$6,210	$1,861	$703	$1,359	$9,748	$8,530

Net realized gain (loss) from security transactions	(228)	(745)	(15)	16,104	(693)	601	(29)	177	(153)

Net unrealized appreciation (depreciation) on investments	(774)	335	(33)	(79,415)	(408)	105	82	3,287	208

Net Increase (Decrease) in Net Assets Resulting from Operations	(992)	(410)	(48)	(57,101)	760	1,409	1,412	13,212	8,585

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS

Transfer of net premiums	1,350	1,109	135	82,811	3,609	3,940	6,292	24,814	295,870

Transfers between variable accounts, net	8,853	5,601	942	3,463	17,627	5,351	7,498	23,038	(239,807)

Transfers—policy charges and deductions	(488)	(247)	(43)	(32,661)	(1,510)	(1,443)	(2,702)	(11,435)	(21,449)

Transfers—surrenders	(46)	(62)	(14)	(14,259)	(601)	(580)	(1,209)	(5,935)	(11,483)

Transfers—other	(174)	(43)	(5)	(5,132)	(220)	(727)	(362)	(1,929)	(6,587)

Net Increase in Net Assets Derived from Policy Transactions	9,495	6,358	1,015	34,222	18,905	6,541	9,517	28,553	16,544

NET INCREASE (DECREASE) IN NET ASSETS	8,503	5,948	967	(22,879)	19,665	7,950	10,929	41,765	25,129

NET ASSETS

Beginning of Year	—	—	—	449,400	16,172	13,231	31,466	165,061	202,545

End of Year	$8,503	$5,948	$967	$426,521	$35,837	$21,181	$42,395	$206,826	$227,674

(1) Operations commenced on January 12, 2001 for the Capital Opportunities Variable Account, and January 4, 2001 for the Mid-Cap Growth and Global Growth Variable Accounts.

(2) Formerly named REIT Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2001

(In thousands)

	High Yield Bond Variable Account	Equity Variable Account	Aggressive Equity Variable Account	Large-Cap Value Variable Account	Variable Account I	Variable Account II	Variable Account III	Variable Account IV

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$4,974	$3,830	$—	$1,836	$1,220	$13	$139	$495

Net realized gain (loss) from security transactions	(3,013)	(11,055)	(3,000)	115	297	(2,816)	(4,760)	(536)

Net unrealized appreciation (depreciation) on investments	(1,328)	(8,440)	(3,044)	(4,813)	(4,705)	(708)	4,675	(1,060)

Net Increase (Decrease) in Net Assets Resulting from Operations	633	(15,665)	(6,044)	(2,862)	(3,188)	(3,511)	54	(1,101)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS

Transfer of net premiums	7,576	14,123	7,605	11,740	6,296	3,330	3,306	2,644

Transfers between variable accounts, net	9,314	(1,791)	(2,146)	49,282	1,298	(434)	3,966	3,150

Transfers—policy charges and deductions	(3,393)	(5,205)	(2,914)	(4,255)	(1,400)	(813)	(1,034)	(598)

Transfers—surrenders	(2,019)	(1,534)	(1,081)	(1,217)	(1,198)	(264)	(515)	(470)

Transfers—other	(480)	(1,087)	(601)	(850)	(1,369)	(54)	(431)	(113)

Net Increase in Net Assets Derived from Policy Transactions	10,998	4,506	863	54,700	3,627	1,765	5,292	4,613

NET INCREASE (DECREASE) IN NET ASSETS	11,631	(11,159)	(5,181)	51,838	439	(1,746)	5,346	3,512

NET ASSETS

Beginning of Year	42,516	64,261	35,882	23,077	23,748	13,102	14,594	7,823

End of Year	$54,147	$53,102	$30,701	$74,915	$24,187	$11,356	$19,940	$11,335

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

Selected accumulation unit value (AUV), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns for the years ended December 31, 2002 and 2001 are shown in the table below. The ratio of expenses to average daily net assets was 0.00% for all Variable Accounts, as the operating expenses of the Separate Account are paid by Pacific Life.

For the Year or Period Ended	AUV at End of Year	Number of Units Outstanding	Total Net Assets (in $000’s)	Ratios of Investment Income to Average Net Assets (1)	Total Returns (2)

Blue Chip

2002	$5.74	4,934,487	$28,332	0.14%	(25.94%)

01/04/2001 – 12/31/2001 (3)	7.75	2,811,771	21,799	0.12%	(21.39%)

Aggressive Growth

2002	$6.23	538,452	$3,355	0.00%	(22.32%)

01/04/2001 – 12/31/2001 (3)	8.02	687,433	5,514	0.00%	(18.82%)

Emerging Markets

2002	$6.18	3,249,820	$20,079	0.48%	(3.07%)

2001 (3)	6.37	3,266,714	20,822	0.16%	(9.32%)

Diversified Research

2002	$8.39	1,569,725	$13,175	0.29%	(24.19%)

2001 (3)	11.07	1,981,854	21,942	0.27%	(2.05%)

Small-Cap Equity

2002	$33.68	4,684,838	$157,771	0.51%	(23.58%)

2001 (3)	44.07	5,331,480	234,944	16.62%	(1.75%)

International Large-Cap

2002	$5.28	6,711,211	$35,449	0.95%	(17.63%)

2001 (3)	6.41	5,031,727	32,264	0.84%	(18.63%)

I-Net Tollkeeper

2002	$2.75	1,139,068	$3,135	0.00%	(38.62%)

2001 (3)	4.48	904,785	4,057	0.00%	(32.93%)

Financial Services

2002	$7.84	425,502	$3,334	0.27%	(14.59%)

01/04/2001 – 12/31/2001 (3)	9.17	292,594	2,685	0.49%	(7.97%)

Health Sciences

2002	$7.66	812,945	$6,224	0.00%	(23.30%)

01/04/2001 – 12/31/2001 (3)	9.98	598,921	5,978	0.00%	1.04%

Technology

2002	$3.34	955,613	$3,187	0.00%	(46.34%)

01/05/2001 – 12/31/2001 (3)	6.22	627,943	3,903	0.00%	(36.41%)

Telecommunications

2002	$2.55	343,513	$877	0.01%	(47.06%)

01/03/2001 – 12/31/2001 (3)	4.82	158,754	765	0.18%	(51.36%)

Multi-Strategy

2002	$31.85	3,315,491	$105,601	3.09%	(13.06%)

2001 (3)	36.64	4,275,164	156,631	2.68%	(0.79%)

Large-Cap Core (4)

2002	$31.19	3,693,237	$115,176	0.70%	(28.40%)

2001 (3)	43.56	4,485,299	195,359	1.88%	(7.87%)

For the Year or Period Ended	AUV at End of Year	Number of Units Outstanding	Total Net Assets (in $000’s)	Ratios of Investment Income to Average Net Assets (1)	Total Returns (2)

Strategic Value

2002	$6.86	556,955	$3,822	0.10%	(22.15%)

2001 (3)	8.82	373,489	3,292	0.43%	(9.20%)

Growth LT

2002	$24.88	9,178,024	$228,344	0.99%	(28.97%)

2001 (3)	35.03	9,878,677	346,022	17.28%	(28.84%)

Focused 30

2002	$5.05	440,228	$2,224	0.17%	(29.41%)

2001 (3)	7.16	264,148	1,890	0.07%	(13.24%)

Mid-Cap Value

2002	$12.52	5,156,119	$64,559	6.60%	(14.46%)

2001 (3)	14.64	4,920,202	72,018	3.58%	13.93%

International Value

2002	$16.01	8,707,275	$139,406	0.96%	(13.91%)

2001 (3)	18.60	9,153,924	170,229	2.73%	(22.30%)

Capital Opportunities

2002	$5.70	1,421,819	$8,099	0.19%	(26.78%)

01/12/2001 – 12/31/2001 (3)	7.78	1,093,055	8,503	0.21%	(21.52%)

Mid-Cap Growth

2002	$4.20	1,540,456	$6,465	0.00%	(47.03%)

01/04/2001 – 12/31/2001 (3)	7.92	750,712	5,948	0.00%	(19.83%)

Global Growth

2002	$6.61	323,086	$2,137	0.00%	(19.48%)

01/04/2001 – 12/31/2001 (3)	8.21	117,688	967	0.00%	(17.57%)

Equity Index

2002	$31.52	10,892,323	$343,290	9.46%	(22.34%)

2001 (3)	40.58	10,509,402	426,521	1.46%	(11.18%)

Small-Cap Index

2002	$9.08	3,649,989	$33,129	0.82%	(21.19%)

2001 (3)	11.52	3,111,792	35,837	9.13%	2.78%

Real Estate (5)

2002	$14.35	2,264,017	$32,490	5.71%	(0.32%)

2001 (3)	14.40	1,471,261	21,181	4.06%	8.79%

Inflation Managed

2002	$31.34	3,122,159	$97,833	2.28%	15.45%

2001 (3)	27.14	1,561,993	42,395	3.63%	4.28%

Managed Bond

2002	$32.37	7,163,388	$231,892	5.42%	10.93%

2001 (3)	29.18	7,087,634	206,826	5.14%	6.65%

See Notes to Financial Statements	See explanation of references on SA-19

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

For the Year or Period Ended	AUV at End of Year	Number of Units Outstanding	Total Net Assets (in $000’s)	Ratios of Investment Income to Average Net Assets (1)	Total Returns (2)

Money Market

2002	$19.85	16,460,385	$326,717	1.43%	1.42%

2001 (3)	19.57	11,632,924	227,674	3.70%	3.85%

High Yield Bond

2002	$26.43	2,075,480	$54,855	8.67%	(3.00%)

2001 (3)	27.25	1,987,170	54,147	9.89%	1.17%

Equity Income (6)

01/02/2002 – 12/31/2002	$8.65	709,867	$6,137	1.71%	(13.55%)

Research (6)

01/08/2002 – 12/31/2002	$7.73	178,442	$1,380	0.70%	(22.68%)

Equity

2002	$8.91	4,498,857	$40,086	0.40%	(26.51%)

2001 (3)	12.12	4,379,878	53,102	6.78%	(20.84%)

Aggressive Equity

2002	$7.95	3,189,278	$25,356	0.00%	(25.09%)

2001 (3)	10.61	2,892,614	30,701	0.00%	(16.90%)

For theYear or Period Ended	AUV at End of Year	Number of Units Outstanding	Total Net Assets (in $000’s)	Ratios of Investment Income to Average Net Assets (1)	Total Returns (2)

Large-Cap Value

2002	$9.31	7,083,069	$65,946	1.05%	(22.96%)

2001 (3)	12.08	6,199,163	74,915	3.85%	(3.04%)

I

2002	$13.62	1,725,503	$23,506	4.65%	(15.30%)

2001 (3)	16.08	1,503,806	24,187	5.27%	(12.77%)

II

2002	$12.28	887,140	$10,894	0.27%	(26.52%)

2001 (3)	16.71	679,453	11,356	0.11%	(22.46%)

III

2002	$14.91	1,128,715	$16,832	0.00%	(25.28%)

2001 (3)	19.96	999,083	19,940	0.84%	(0.36%)

IV

2002	$12.11	912,633	$11,048	3.79%	(25.10%)

2001 (3)	16.16	701,361	11,335	5.49%	(12.38%)

V (6)

02/06/2002 – 12/31/2002	$8.23	210,060	$1,730	1.22%	(17.66%)

(1)	The ratios of investment income to average daily net assets are annualized for periods of less than one full year.

(2)	Total returns do not include deductions at the separate account or contract level for any mortality and expense risk charges, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns are not annualized for periods of less than one full year.

(3)	Total returns were calculated through December 28, 2001, the last business day of the fiscal year for the Separate Account.

(4)	The Large-Cap Core Variable Account was formerly named Equity Income Variable Account.

(5)	The Real Estate Variable Account was formerly named REIT Variable Account.

(6)	Operations commenced during 2002 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2002 is comprised of thirty-eight subaccounts called Variable Accounts: the Blue Chip, Aggressive Growth, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Multi-Strategy, Large-Cap Core (formerly Equity Income), Strategic Value, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Equity Index, Small-Cap Index, Real Estate (formerly REIT), Inflation Managed, Managed Bond, Money Market, High Yield Bond, Equity Income, Research, Equity, Aggressive Equity, and Large-Cap Value Variable Accounts, and Variable Account I, Variable Account II, Variable Account III, Variable Account IV, and Variable Account V. The assets in each of the first thirty-three Variable Accounts are invested in shares of the corresponding portfolios of Pacific Select Fund and the assets in each of the last five Variable Accounts (I-V) are invested in shares of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation, Clifton Enhanced U.S. Equity, and Business Opportunity Value Funds, respectively, which are all portfolios of M Fund, Inc. (collectively, the “Funds”). Each portfolio/fund pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are either included in Sections B through F of this brochure or provided separately and should be read in conjunction with the Separate Account’s financial statements.

The Separate Account organized and registered with the Securities and Exchange Commission three new Variable Accounts that began operations in 2002: the Equity Income and Research Variable Accounts, and Variable Account V. The Equity Income Variable Account commenced operations on January 2, 2002, the Research Variable Account commenced operations on January 8, 2002, and Variable Account V commenced operations on February 6, 2002.

The Separate Account was established by Pacific Life Insurance Company (“Pacific Life”) on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.

The Separate Account held by Pacific Life represents funds from individual flexible premium variable life insurance policies. The assets of the Separate Account are carried at market value.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Investments in shares of the Funds are valued at the reported net asset values of the respective portfolios/funds. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account.

2. DIVIDENDS

During 2002, the Funds declared dividends for each portfolio/fund, except for the Aggressive Growth, I-Net Tollkeeper, Health Sciences, Technology, Mid-Cap Growth, Global Growth, Aggressive Equity, and Frontier Capital Appreciation Portfolios/Funds. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related portfolios/funds.

3. CHARGES AND EXPENSES

With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums for sales load and premium tax charges before amounts are allocated to the Separate Account. Pacific Life also makes certain deductions from the net assets of each Variable Account for the mortality and expense risks Pacific Life assumes, administrative expenses, cost of insurance, charges for optional benefits and any sales and underwriting surrender charges. The operating expenses of the Separate Account are paid by Pacific Life.

4. RELATED PARTY AGREEMENT

Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

5. SEPARATE ACCOUNT’S COST OF INVESTMENTS IN THE FUNDS’ SHARES

The cost of investments in the Funds’ shares are determined on an identified cost basis, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). A reconciliation of total cost and market value of the Separate Account’s investments in the Funds as of December 31, 2002 were as follows (amounts in thousands):

	Variable Accounts

	Blue Chip	Aggressive Growth	Emerging Markets	Diversified Research	Small-Cap Equity	International Large-Cap	I-Net Tollkeeper

Total cost of investments at beginning of year	$23,865	$5,961	$19,146	$21,915	$277,137	$32,667	$5,438
Add: Total net proceeds from policy transactions	15,403	3,274	20,573	7,555	65,400	71,820	3,769
Reinvested distributions from the Funds: (a) Dividends from net investment income	34	—	104	38	990	322	—
(b) Distributions from capital gains	—	—	—	—	—	—	—

Sub-Total	39,302	9,235	39,823	29,508	343,527	104,809	9,207
Less: Cost of investments disposed during the year	1,932	5,266	18,061	13,394	138,013	69,722	5,671

Total cost of investments at end of year	37,370	3,969	21,762	16,114	205,514	35,087	3,536
Add: Unrealized appreciation (depreciation)	(9,038)	(614)	(1,683)	(2,939)	(47,743)	362	(401)

Total market value of investments at end of year	$28,332	$3,355	$20,079	$13,175	$157,771	$35,449	$3,135

	Financial Services	Health Sciences	Tech- nology	Telecom- munications	Multi- Strategy	Large-Cap Core (1)	Strategic Value

Total cost of investments at beginning of year	$2,691	$5,869	$3,903	$732	$164,496	$228,996	$3,424
Add: Total net proceeds from policy transactions	3,031	5,782	3,924	1,880	10,751	18,512	3,996
Reinvested distributions from the Funds:
(a) Dividends from net investment income	9	—	—	—	2,875	1,061	4
(b) Distributions from capital gains	—	—	—	—	1,532	—	—

Sub-Total	5,731	11,651	7,827	2,612	179,654	248,569	7,424
Less: Cost of investments disposed during the year	2,016	4,445	3,444	1,672	47,182	64,381	2,811

Total cost of investments at end of year	3,715	7,206	4,383	940	132,472	184,188	4,613
Add: Unrealized depreciation	(381)	(982)	(1,196)	(63)	(26,871)	(69,012)	(791)

Total market value of investments at end of year	$3,334	$6,224	$3,187	$877	$105,601	$115,176	$3,822

	Growth LT	Focused 30	Mid-Cap Value	Inter- national Value	Capital Opportuni- ties	Mid-Cap Growth	Global Growth

Total cost of investments at beginning of year	$581,272	$2,041	$67,814	$217,163	$9,277	$5,613	$999
Add: Total net proceeds from policy transactions	38,832	2,161	25,358	54,201	4,229	14,944	2,123
Reinvested distributions from the Funds:
(a) Dividends from net investment income	2,708	4	296	1,482	16	—	—
(b) Distributions from capital gains	—	—	4,225	—	—	—	—

Sub-Total	622,812	4,206	97,693	272,846	13,522	20,557	3,122
Less: Cost of investments disposed during the year	97,870	1,374	20,662	90,950	2,886	13,334	685

Total cost of investments at end of year	524,942	2,832	77,031	181,896	10,636	7,223	2,437
Add: Unrealized depreciation	(296,598)	(608)	(12,472)	(42,490)	(2,537)	(758)	(300)

Total market value of investments at end of year	$228,344	$2,224	$64,559	$139,406	$8,099	$6,465	$2,137

	Equity Index	Small-Cap Index	Real Estate (2)	Inflation Managed	Managed Bond	Money Market	High Yield Bond

Total cost of investments at beginning of year	$451,571	$37,509	$20,046	$41,690	$202,723	$227,888	$59,851
Add: Total net proceeds from policy transactions	56,823	21,359	18,083	65,389	53,633	408,860	31,013
Reinvested distributions from the Funds:
(a) Dividends from net investment income	5,098	257	892	717	10,205	4,308	4,540
(b) Distributions from capital gains	30,723	—	807	801	1,742	—	—

Sub-Total	544,215	59,125	39,828	108,597	268,303	641,056	95,404
Less: Cost of investments disposed during the year	39,058	18,998	5,397	17,297	51,361	314,127	35,983

Total cost of investments at end of year	505,157	40,127	34,431	91,300	216,942	326,929	59,421
Add: Unrealized appreciation (depreciation)	(161,867)	(6,998)	(1,941)	6,533	14,950	(212)	(4,566)

Total market value of investments at end of year	$343,290	$33,129	$32,490	$97,833	$231,892	$326,717	$54,855

(1) The Large-Cap Core Variable Account was formerly named Equity Income Variable Account.

(2) The Real Estate Variable Account was formerly named REIT Variable Account.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	Variable Accounts

	Equity Income (1)	Research (1)	Equity	Aggressive Equity	Large-Cap Value	I	II

Total cost of investments at beginning of year	$—	$—	$79,382	$40,788	$78,896	$28,329	$15,716
Add: Total net proceeds from policy transactions	8,205	2,046	9,801	8,739	27,389	7,976	4,775
Reinvested distributions from the Funds:
(a) Dividends from net investment income	54	4	185	—	704	326	29
(b) Distributions from capital gains	—	—	—	—	—	801	—

Sub-Total	8,259	2,050	89,368	49,527	106,989	37,432	20,520
Less: Cost of investments disposed during the year	1,575	608	19,492	9,473	22,757	5,812	4,074

Total cost of investments at end of year	6,684	1,442	69,876	40,054	84,232	31,620	16,446
Add: Unrealized depreciation	(547)	(62)	(29,790)	(14,698)	(18,286)	(8,114)	(5,552)

Total market value of investments at end of year	$6,137	$1,380	$40,086	$25,356	$65,946	$23,506	$10,894

	III	IV	V (1)

Total cost of investments at beginning of year	$19,287	$13,779	$—
Add: Total net proceeds from policy transactions	19,611	5,194	2,047
Reinvested distributions from the Funds:
(a) Dividends from net investment income	—	—	11
(b) Distributions from capital gains	—	447	—

Sub-Total	38,898	19,420	2,058
Less: Cost of investments disposed during the year	18,599	3,910	102

Total cost of investments at end of year	20,299	15,510	1,956
Add: Unrealized depreciation	(3,467)	(4,462)	(226)

Total market value of investments at end of year	$16,832	$11,048	$1,730

6. TRANSACTIONS IN SEPARATE ACCOUNT UNITS Transactions in Separate Account units for the year ended December 31, 2002 were as follows (units in thousands):
	Variable Accounts

	Blue Chip	Aggressive Growth	Emerging Markets	Diversified Research	Small-Cap Equity	International Large-Cap	I-Net Tollkeeper

Total units outstanding at beginning of year	2,812	687	3,267	1,982	5,331	5,032	905
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	1,224	202	608	307	682	1,394	300
(b) Transfers between variable accounts, net	1,568	(231)	(143)	(565)	(536)	1,118	108
(c) Transfers—policy charges and deductions	(492)	(84)	(331)	(125)	(416)	(646)	(157)
(d) Transfers—surrenders	(151)	(24)	(129)	(16)	(337)	(135)	(18)
(e) Transfers—other	(27)	(12)	(22)	(13)	(39)	(52)	1

Sub-Total	2,122	(149)	(17)	(412)	(646)	1,679	234

Total units outstanding at end of year	4,934	538	3,250	1,570	4,685	6,711	1,139

	Financial Services	Health Sciences	Tech- nology	Telecom- munications	Multi- Strategy	Large-Cap Core (2)	Strategic Value

Total units outstanding at beginning of year	293	599	628	159	4,275	4,485	373
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	108	195	274	92	363	579	165
(b) Transfers between variable accounts, net	83	117	177	134	17	(730)	114
(c) Transfers—policy charges and deductions	(46)	(81)	(105)	(43)	(263)	(350)	(65)
(d) Transfers—surrenders	(8)	(7)	(28)	(5)	(1,067)	(255)	(19)
(e) Transfers—other	(4)	(10)	10	7	(10)	(36)	(11)

Sub-Total	133	214	328	185	(960)	(792)	184

Total units outstanding at end of year	426	813	956	344	3,315	3,693	557

(1) Operations commenced during 2002 (See Note 1 to Financial Statements).

(2) The Large-Cap Core Variable Account was formerly named Equity Income Variable Account.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	Variable Accounts

	Growth LT	Focused 30	Mid-Cap Value	Inter- national Value	Capital Opportuni- ties	Mid-Cap Growth	Global Growth

Total units outstanding at beginning of year	9,879	264	4,920	9,154	1,093	751	118
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	1,942	94	812	1,467	370	398	109
(b) Transfers between variable accounts, net	(1,126)	143	21	(505)	183	576	132
(c) Transfers—policy charges and deductions	(996)	(55)	(371)	(738)	(161)	(158)	(32)
(d) Transfers—surrenders	(467)	(3)	(196)	(617)	(61)	(14)	(2)
(e) Transfers—other	(54)	(3)	(30)	(54)	(2)	(13)	(2)

Sub-Total	(701)	176	236	(447)	329	789	205

Total units outstanding at end of year	9,178	440	5,156	8,707	1,422	1,540	323

	Equity Index	Small-Cap Index	Real Estate (1)	Inflation Managed	Managed Bond	Money Market	High Yield Bond

Total units outstanding at beginning of year	10,509	3,112	1,471	1,562	7,088	11,633	1,987
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	1,756	631	412	318	940	14,494	383
(b) Transfers between variable accounts, net	37	309	686	1,510	209	(4,670)	18
(c) Transfers—policy charges and deductions	(489)	(242)	(191)	(158)	(523)	(1,522)	(151)
(d) Transfers—surrenders	(870)	(150)	(90)	(81)	(507)	(2,721)	(135)
(e) Transfers—other	(51)	(10)	(24)	(29)	(44)	(754)	(27)

Sub-Total	383	538	793	1,560	75	4,827	88

Total units outstanding at end of year	10,892	3,650	2,264	3,122	7,163	16,460	2,075

	Equity Income (2)	Research (2)	Equity	Aggressive Equity	Large-Cap Value	I	II

Total units outstanding at beginning of year	—	—	4,380	2,893	6,199	1,504	679
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	109	23	1,062	690	1,474	260	171
(b) Transfers between variable accounts, net	662	164	(241)	151	299	97	116
(c) Transfers—policy charges and deductions	(41)	(8)	(485)	(344)	(663)	(104)	(63)
(d) Transfers—surrenders	(10)	—	(151)	(115)	(176)	(31)	(17)
(e) Transfers—other	(10)	(1)	(66)	(86)	(50)	—	1

Sub-Total	710	178	119	296	884	222	208

Total units outstanding at end of year	710	178	4,499	3,189	7,083	1,726	887

	III	IV	V (2)

Total units outstanding at beginning of year	999	701	—
Increase (decrease) in units resulting from policy transactions:

(a) Transfer of net premiums	202	164	31
(b) Transfers between variable accounts, net	41	132	189
(c) Transfers—policy charges and deductions	(87)	(67)	(8)
(d) Transfers—surrenders	(22)	(6)	—
(e) Transfers—other	(4)	(11)	(2)

Sub-Total	130	212	210

Total units outstanding at end of year	1,129	913	210

(1) The Real Estate Variable Account was formerly named REIT Variable Account.

(2) Operations commenced during 2002 (See Note 1 to Financial Statements).

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002.

DELOITTE & TOUCHE LLP

Costa Mesa, CA

March 10, 2003

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2002	2001

	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$20,747	$17,047
Equity securities available for sale, at estimated fair value	162	266
Trading securities, at estimated fair value	572	458
Mortgage loans	3,123	2,933
Real estate	153	183
Policy loans	5,115	4,899
Other investments	3,076	2,793

TOTAL INVESTMENTS	32,948	28,579
Cash and cash equivalents	581	510
Deferred policy acquisition costs	2,261	2,113
Accrued investment income	431	377
Other assets	760	642
Separate account assets	19,241	23,458

TOTAL ASSETS	$56,222	$55,679

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Universal life and investment-type products	$25,717	$21,796
Future policy benefits	4,775	4,580
Short-term and long-term debt	475	439
Other liabilities	1,797	1,687
Separate account liabilities	19,241	23,458

TOTAL LIABILITIES	52,005	51,960

Commitments and contingencies (Note 18)
Stockholder’s Equity:
Common stock – $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	153	151
Unearned ESOP shares	(42)	(3)
Retained earnings	3,300	3,271
Accumulated other comprehensive income	776	270

TOTAL STOCKHOLDER’S EQUITY	4,217	3,719

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$56,222	$55,679

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
REVENUES
Universal life and investment-type product policy fees	$857	$821	$769
Insurance premiums	1,058	812	552
Net investment income	1,678	1,628	1,683
Net realized investment gain (loss)	(274)	(14)	997
Commission revenue	162	181	270
Other income	215	225	209

TOTAL REVENUES	3,696	3,653	4,480

BENEFITS AND EXPENSES
Policy benefits paid or provided	1,460	1,163	879
Interest credited to universal life and investment-type products	1,075	1,029	997
Commission expenses	560	524	576
Operating expenses	684	634	575

TOTAL BENEFITS AND EXPENSES	3,779	3,350	3,027

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES (BENEFIT)	(83)	303	1,453
Provision for income taxes (benefit)	(112)	55	458

INCOME BEFORE CUMULATIVE ADJUSTMENTS DUE TO CHANGES IN ACCOUNTING PRINCIPLES	29	248	995
Cumulative adjustments due to changes in accounting principles, net of taxes		(7)

NET INCOME	$29	$241	$995

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other Comprehensive Income (Loss)
	Common Stock	Paid-in Capital	Unearned ESOP Shares	Retained Earnings	Unrealized Gain (Loss) on Derivatives and Securities Available for Sale, Net	Minimum Pension Liability Adjustment	Unrealized Gain on Interest in PIMCO, L.P., Net	Total

				(In Millions)

BALANCES, JANUARY 1, 2000	$30	$140	$(12)	$2,035	$(278)			$1,915
Comprehensive income:
Net income				995				995
Other comprehensive income					232		$77	309

Total comprehensive income								1,304
Other equity adjustments		5						5
Allocation of unearned ESOP shares		2	6					8

BALANCES, DECEMBER 31, 2000	30	147	(6)	3,030	(46)		77	3,232
Comprehensive income:
Net income				241				241
Other comprehensive income					128		111	239

Total comprehensive income								480
Other equity adjustments		1						1
Allocation of unearned ESOP shares		3	3					6

BALANCES, DECEMBER 31, 2001	30	151	(3)	3,271	82		188	3,719
Comprehensive income:
Net income				29				29
Other comprehensive income (loss)					325	$(44)	225	506

Total comprehensive income								535
Issuance of ESOP note			(46)					(46)
Allocation of unearned ESOP shares		2	7					9

BALANCES, DECEMBER 31, 2002	$30	$153	$(42)	$3,300	$407	$(44)	$413	$4,217

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$29	$241	$995
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization on fixed maturity securities	(81)	(73)	(72)
Depreciation and other amortization	38	26	36
Earnings of equity method investees	(3)	(6)	(23)
Deferred income taxes	(8)	56	424
Net realized investment (gain) loss	274	14	(997)
Net change in deferred policy acquisition costs	(148)	(317)	(350)
Interest credited to universal life and investment-type products	1,075	1,029	997
Change in trading securities	(114)	(387)	29
Change in accrued investment income	(54)	(42)	(48)
Change in future policy benefits	195	38	156
Change in other assets and liabilities	105	189	24

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,308	768	1,171

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(6,228)	(4,852)	(2,903)
Sales	921	944	1,595
Maturities and repayments	2,155	1,652	1,601
Repayments of mortgage loans	315	682	700
Proceeds from sales of real estate	28	44	1
Purchases of mortgage loans and real estate	(498)	(593)	(806)
Change in policy loans	(216)	(219)	(422)
Other investing activity, net	254	417	(664)

NET CASH USED IN INVESTING ACTIVITIES	(3,269)	(1,925)	(898)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	6,820	4,690	4,090
Withdrawals	(4,787)	(3,320)	(4,734)
Net change in short-term and long-term debt	36	80	135
Purchase of ESOP note	(46)
Allocation of unearned ESOP shares	9	6	8

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	2,032	1,456	(501)

Net change in cash and cash equivalents	71	299	(228)
Cash and cash equivalents, beginning of year	510	211	439

CASH AND CASH EQUIVALENTS, END OF YEAR	$581	$510	$211

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid (received)	$11	$(48)	$74
Interest paid	$20	$23	$28

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life’s primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

NEW ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2001, the Company adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities – an amendment of SFAS No. 133. SFAS No. 133 and SFAS No. 138 establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. All derivatives, whether designated in hedging relationships or not, are required to be recorded at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). If the derivative is designated as a cash flow hedge, changes in the fair value of the derivative are recorded in other comprehensive income (loss) (OCI) and are recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in fair value of the derivative is recorded in net realized investment gain (loss).

Upon adoption of SFAS No. 133 and SFAS No. 138, the Company recorded an increase to net income of $1 million, net of taxes, as a cumulative adjustment due to a change in accounting principle. This increase was primarily attributable to recording derivatives not designated as hedges at fair value, offset by the recording of initial ineffectiveness on fair value hedges. In addition, upon adoption, the Company recorded an increase to accumulated OCI of $38 million, net of taxes. This increase was primarily attributable to the designation of derivatives as fair value hedges. Gains and losses on derivatives that were previously deferred as adjustments to the carrying amount of the hedged items were not affected by the implementation of SFAS No. 133 and SFAS No. 138.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Upon adoption of SFAS No. 133 and SFAS No. 138, the Company transferred $306 million of fixed maturity securities available for sale into the trading category. The transfer resulted in a reclassification of unrealized losses of $4 million, net of taxes, from accumulated OCI into net realized investment gain (loss).

The FASB is currently deliberating the issuance of a proposed statement that would amend SFAS No. 133. The proposed statement will address and resolve certain pending FASB Derivatives Implementation Group (DIG) issues. The outcome of the pending DIG issues and other provisions of the statement could impact the Company’s accounting for beneficial interests, loan commitments and other transactions deemed to be derivatives under the new statement. The Company’s accounting for such transactions is currently based on management’s best interpretation of the accounting literature as of March 10, 2003.

Effective April 1, 2001, the Company adopted Emerging Issues Task Force (EITF) Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. Under EITF Issue No. 99-20, investors in certain asset-backed securities are required to record changes in their estimated yield on a prospective basis and to evaluate these securities for a decline in value, which is other than temporary. If the fair value of the asset-backed security has declined below its carrying amount and the decline is determined to be other than temporary, the security is written down to fair value. Upon adoption of EITF Issue No. 99-20, the Company recorded a decrease to net income of $8 million, net of taxes, as a cumulative adjustment due to a change in accounting principle.

Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 142 requires that goodwill shall not be amortized and shall be tested for impairment annually. Other intangible assets shall be amortized over their useful lives. The Company ceased goodwill amortization as of January 1, 2002 and as a result, the Company’s net income increased approximately $2 million for the year ended December 31, 2002. The Company’s goodwill asset of $47 million, included in other assets, was not considered impaired. In addition, Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. (PIMCO L.P.), adopted SFAS No. 142 effective January 1, 2002. As a result, PIMCO L.P.’s distributions allocated to net investment income increased approximately $17 million for the year ended December 31, 2002.

Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. Adoption of SFAS No. 144 did not have a material impact on the Company’s consolidated financial statements.

In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 addresses the recognition, measurement and reporting of costs associated with exit and disposal activities, including restructuring activities. SFAS No. 146 establishes a change in the requirement for recognition of a liability for a cost associated with an exit or disposal activity. SFAS No. 146 now requires these liabilities to be recognized when actually incurred. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The Company believes that the adoption of SFAS No. 146 will not have a material impact on the Company’s consolidated financial statements.

In November 2002, the FASB issued FASB Interpretation No. 45 (FIN 45), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of the Indebtedness of Others, which clarifies the requirements of SFAS No. 5, Accounting for Contingencies, relating to a guarantor’s accounting for and disclosures of certain guarantees issued. FIN 45 requires enhanced disclosures for certain guarantees. FIN 45 also requires certain guarantees that are issued or modified after December 31, 2002, to be initially recorded on the consolidated statement of financial condition at fair value. For guarantees issued on or before December 31, 2002, liabilities are recorded when and if payments become probable and estimable. As the financial statement

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

recognition provisions are effective prospectively, the Company cannot reasonably estimate the impact of adopting FIN 45 until guarantees are issued or modified in future periods, at which time the related results will be initially reported in the consolidated financial statements.

In January 2003, the FASB issued FASB Interpretation No. 46 (FIN 46), Consolidation of Variable Interest Entities, an Interpretation of APB No. 51, Consolidated Financial Statements. FIN 46 will require identification of the Company’s participation in Variable Interest Entities (VIE), which are defined as entities with a level of invested equity that is not sufficient to fund future activities to permit it to operate on a standalone basis. For entities identified as a VIE, FIN 46 sets forth a model to evaluate potential consolidation based on an assessment of the parties to the VIE (if any) which bears a majority of the exposure to its expected losses, or stands to gain from a majority of the expected returns. FIN 46 is effective for all new VIEs created or acquired after January 31, 2003. For VIEs created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for nonpublic companies no later than December 31, 2004.

The Company is currently assessing the application of FIN 46 as it relates to the Company’s investments and activities in VIEs as follows:

	Assets	Liabilities	Carrying Amount

	(In Millions)
Aviation Capital Group Trust	$697	$703	$7
Managed Collateralized Debt Obligations	419	614	21
Asset and Mortgage-Backed Securities	(a)	(a)	4,482

(a)	Information related to the total assets and total liabilities for the asset and mortgage-backed securities is not currently available.

Aviation Capital Group Holding Corp. (ACG), a majority owned subsidiary of Pacific LifeCorp, sponsored a financial asset securitization of aircraft to Aviation Capital Group Trust (Aviation Trust) in December 2000. ACG serves as the marketing and administrative agent, as well as a beneficial interest holder in the transaction. As the marketing and administrative agent, ACG earns management fees on the total rents paid, which are recorded in income as earned. ACG recorded marketing and administrative fees of $3 million, $3 million and $0 million for the years ended December 31, 2002, 2001 and 2000, respectively, from Aviation Trust. The carrying value is comprised of beneficial interests issued by Aviation Trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20, as well as equity interests issued by Aviation Trust, which are accounted for under the equity method of accounting.

The Company has sponsored two Collateralized Debt Obligations (CDOs) of high yield debt securities and assumed management of a third CDO. The Company is the collateral manager and a beneficial interest holder in such transactions. The Company earns management fees as the collateral manager on the outstanding asset balance, which are recorded in income as earned. The Company recorded collateral management fees of $1 million for each of the years ended December 31, 2002, 2001 and 2000. The carrying value is comprised of beneficial interests issued by the trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20.

The Aviation Trust and CDOs are not consolidated by the Company since unrelated third parties hold controlling interest through ownership of equity in Aviation Trust and the CDOs, representing at least 3% of the value of the investment’s total assets throughout the life of the investment, and the equity class has the substantive risks and rewards of the residual interest of the investment. The debt issued by Aviation Trust and CDOs are non-recourse to the Company. The carrying value represents the Company’s maximum exposure to loss.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests in asset and mortgage backed investments. These beneficial interests are issued from a bankruptcy-remote special purpose entity (SPE), which are collateralized by financial assets including corporate debt, equipment, and real estate mortgages. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company’s exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. These investments represent debt investments accounted in accordance with SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and certain investments are also accounted for under the prospective method in accordance with EITF Issue No. 99-20.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs (DAC), recorded as a component of OCI. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary and changes in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. Impairment adjustments are included in net realized investment gain (loss). The evaluation to determine whether a decline in value is other than temporary includes an assessment as to whether the decline is significant, the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value, the duration and extent to which the market value has been significantly less than cost and the financial condition and assessment of the issuer’s ability to continue as a viable entity. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

During the year ended December 31, 2002, the Company transferred certain equity securities from available for sale to trading securities. A loss of $18 million was reflected in net realized investment gain (loss) from this transfer.

For mortgage-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans, net of valuation allowances and write-downs, and policy loans are stated at unpaid principal balances.

Real estate is carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded under the equity method of accounting and are included in other investments. When investees have adjustments to their equity that are other than net income or OCI, the Company records these amounts as other equity adjustments.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Low income housing related investments qualifying for tax credits (LIHTC) are included in other investments. These investments are recorded under either the effective interest method, if they meet certain requirements including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes (benefit). For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes (benefit). The amortization recorded in net investment income was $26 million, $27 million and $33 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company’s beneficial economic interest in PIMCO L.P. (interest in PIMCO L.P.) is accounted for using the cost method since the Company has virtually no influence over PIMCO L.P.’s operating and financial policies. Previous to December 31, 2002, the interest in PIMCO L.P. was held by Pacific Asset Management LLC and subsidiaries (PAM), a wholly owned subsidiary. Effective December 31, 2002, PAM declared and distributed $301 million of its interest in PIMCO L.P. to Pacific Life. The interest in PIMCO L.P., which is included in other investments, is reported as of December 31, 2002, at an estimated fair value of $2,054 million as determined by the put and call option price described below. Unrealized gains of $354 million, $177 million and $124 million, net of deferred income taxes of $129 million, $66 million and $47 million, for the years ended December 31, 2002, 2001 and 2000, respectively, are reported as a component of OCI.

On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO L.P. other than those beneficially owned by PAM. PAM exchanged its prior ownership interest for a new security, PIMCO L.P. Class E limited partnership units (Class E units). This exchange resulted in a realized, pretax nonmonetary exchange gain of $1,082 million, based on the fair value of the prior ownership interest exchanged. This gain is included in net realized investment gain (loss) for the year ended December 31, 2000. A deferred tax liability of $365 million was also established. Prior to this transaction, the interest in PIMCO L.P. was accounted for under the equity method.

The interest in PIMCO L.P. is subject to a Continuing Investment Agreement with Allianz that provides for put and call options held by the Company and Allianz, respectively. The put option gives the Company the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO L.P. held by the Company. The put option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gives Allianz the right to require the Company, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO L.P. to Allianz. The call option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14 and can be exercised only if the call per unit value reaches a minimum value.

On March 10, 2003, the Continuing Investment Agreement and other related agreements were amended. The amendments limit the quarterly put and/or call options to a maximum of $250 million per quarter through March 2004. In any month subsequent to March 2004, the Company and Allianz can put or call, respectively, all of the beneficial economic interest in PIMCO L.P. held by the Company. Other amendments to these agreements limit the increase or decrease in the value of the put and call options to a maximum of 2% per year of the per unit amount as defined in the Continuing Investment Agreement as of December 31 of the preceding calendar year. The initial value as of December 31, 2002 is approximately $551,900 per unit. The per unit amount is also subject to a cap and a floor of $600,000 and $500,000 per unit, respectively. Distributions from PIMCO L.P. to the Company are dependent on the performance of Pacific Investment Management Company LLC, a subsidiary of PIMCO L.P., and will be subject to certain limitations as defined in the agreements.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred as DAC. For universal life and investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using investment, mortality, expense margins and surrender charge assumptions and estimates. Adjustments are reflected in income or equity in the period the Company experiences deviations in gross profit assumptions and estimates. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in securities available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.

During the year ended December 31, 2002, Pacific Life recorded a pretax expense of $102 million, in addition to periodic amortization expense, reflecting a reduction of the DAC asset relating to its variable annuity products. The reduction was the result of continued deterioration of the equity markets and Pacific Life’s decision to revise certain assumptions, including a reduction in the long-term total return assumption for the underlying investments supporting its variable annuity products from 9.0% to 7.75%.

Value of business acquired (VOBA), included as part of DAC, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The VOBA balance was $92 million and $91 million as of December 31, 2002 and 2001, respectively. VOBA increased due to a shift in the pattern of estimated gross profits.

Components of DAC are as follows:

	Years Ended December 31,

	2002	2001	2000

	(In Millions)
Balance, January 1	$2,113	$1,796	$1,446

Additions:
Capitalized during the year	573	566	646
Amortization:
Allocated to commission expenses	(232)	(181)	(188)
Allocated to operating expenses	(77)	(65)	(54)
Allocated to OCI, net unrealized gains	(116)	(3)	(54)

Total amortization	(425)	(249)	(296)

Balance, December 31	$2,261	$2,113	$1,796

UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

Universal life and investment-type products, including guaranteed interest contracts (GICs) and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited, less accumulated assessments. Interest credited to these policies primarily ranged from 2.0% to 8.0% during 2002, 2001 and 2000.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

FUTURE POLICY BENEFITS

Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 2002, 2001 and 2000. Mortality, morbidity and withdrawal assumptions are generally based on the Company’s experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided.

Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2002 and 2001, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums are recognized as revenues when due. Benefits and expenses, other than DAC, are recognized when incurred.

Generally, receipts for universal life and investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

Commission revenue from Pacific Life’s broker-dealer subsidiaries is recorded on the trade date.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income. Depreciation and amortization of certain other assets is included in operating expenses.

INCOME TAXES

Pacific Life and its wholly owned life insurance subsidiary domiciled in Arizona, Pacific Life & Annuity Company (PL&A), are taxed as insurance companies for Federal income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated an expense or benefit based principally on the effect of including their operations in PMHC’s returns. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate account assets are recorded at fair value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

RISKS AND UNCERTAINTIES

The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of DAC. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company’s liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

The Company’s investments in equity related securities and results from its variable products, including the carrying amount of DAC, are subject to changes in equity prices and the capital markets.

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company’s life insurance or annuity products.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining DAC, investment valuation and allowances, derivative valuation, and liabilities for future policy benefits. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the 2002 financial statement presentation.

2.	STATUTORY RESULTS

Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Effective January 1, 2001, the CA DOI required that insurance companies domiciled in the State of California prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, version effective January 1, 2001 (NAIC SAP), subject to any deviations prescribed or permitted by the CA DOI. As a result of adopting NAIC SAP, Pacific Life reported a statutory cumulative effect of change in accounting principle that increased statutory surplus by $229 million as of January 1, 2001.

The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life as compared to the amounts reported as stockholder’s equity and net income included on the accompanying consolidated financial statements:

	December 31,
	2002	2001

	(In Millions)
Statutory capital and surplus	$1,669	$1,869
Deferred policy acquisition costs	2,382	2,124
Accumulated other comprehensive income	776	270
Asset valuation reserve	401	524
Non admitted assets	338	378
Surplus notes	(150)	(150)
Deferred income taxes	(431)	(356)
Insurance and annuity reserves	(737)	(795)
Other	(31)	(145)

Stockholder’s equity as reported herein	$4,217	$3,719

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	STATUTORY RESULTS (Continued)

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Statutory net income	$13	$24	$141
Deferred policy acquisition costs	259	329	393
Statutory expense of minimum
pension liability adjustment	81
Insurance and annuity reserves	58	25	(106)
Deferred income taxes	4	(29)	(87)
Unrealized losses on partnerships and joint ventures	(45)	(31)
Earnings of subsidiaries (Note 1)	(301)	(60)	674
Other	(40)	(17)	(20)

Net income as reported herein	$29	$241	$995

NAIC SAP does not allow for restatement of prior year amounts. Therefore, 2000 statutory amounts presented in this footnote are not comparable to statutory amounts presented for 2002 and 2001.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2002 and 2001, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

PERMITTED PRACTICE

For the year ended December 31, 2000, the CA DOI approved a permitted practice, effective May 5, 2000, allowing Pacific Life to apply the accounting guidance promulgated for limited liability companies in Statement of Statutory Accounting Principle (SSAP) No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 46, Investments in Subsidiary, Controlled and Affiliated Entities, prior to the effective date of NAIC SAP, for its investment in PAM. Under this permitted practice, PAM was accounted for under the equity method of accounting. The permitted practice also required that the equity of PAM be adjusted for certain tax effects not recorded at PAM due to its limited liability company structure. As of January 1, 2001, this permitted practice became prescribed practice.

Prior to May 5, 2000, net cash distributions received on PAM’s interest in PIMCO L.P. were recorded as income, as permitted by the CA DOI.

DIVIDEND RESTRICTIONS

Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of unassigned surplus as of the preceding year end or the statutory net gain from operations for the previous calendar year, without prior approval from the CA DOI. Based on this limitation, 2002 statutory results and NAIC SAP, Pacific Life could pay $144 million in dividends in 2003 without prior approval. No dividends were paid during 2002, 2001 and 2000.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	STATUTORY RESULTS (Continued)

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2002 statutory results, PL&A could pay $25 million in dividends in 2003 without prior approval. No dividends were paid during 2002, 2001 and 2000.

3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $298 million and $292 million as of December 31, 2002 and 2001, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $326 million as of December 31, 2002 and 2001. The contribution to income from the Closed Block amounted to $5 million, $5 million and $6 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2002, 2001 and 2000, respectively.

4.	ACQUISITIONS

The Company’s acquisitions are accounted for under the purchase method of accounting.

On December 31, 2001, a transaction was closed whereby Pacific Life exchanged its 100% common stock ownership in World-Wide Holdings Limited (World-Wide) for a 22.5% common stock ownership in Scottish Annuity & Life Holdings, Ltd. (Scottish). World-Wide’s assets and liabilities were approximately $164 million and $103 million, respectively. Scottish, a publicly traded specialty reinsurer, issued new ordinary shares in exchange for World-Wide at a value of $78 million. Pacific Life recorded a nonmonetary exchange gain of $13 million, net of taxes, in connection with this exchange. Goodwill resulting from this transaction was $7 million. During 2002, Pacific Life’s common stock ownership in Scottish was reduced to 16.8% when Scottish issued additional shares to the public. The Company accounts for its investment in Scottish under the equity method of accounting.

On October 17, 2002, a transaction was closed whereby Pacific Select Distributors, Inc. (PSD), a wholly owned subsidiary, acquired a 45% interest in Waterstone Financial Group, Inc. (Waterstone), a broker-dealer located in Chicago, Illinois. The purchase price and goodwill resulting from this transaction, including capitalized acquisition costs, were $4.1 million and $3.9 million, respectively. The Company accounts for its investment in Waterstone under the equity method of accounting.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and change in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net Carrying Amount	Gross Unrealized		Estimated Fair Value
		Gains	Losses

	(In Millions)
As of December 31, 2002:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$260	$8		$268
Obligations of states and political subdivisions	790	182		972
Foreign governments	283	44	$8	319
Corporate securities	13,191	885	251	13,825
Mortgage-backed and asset-backed securities	5,244	290	176	5,358
Redeemable preferred stock	5			5

Total fixed maturity securities	$19,773	$1,409	$435	$20,747

Total equity securities	$155	$10	$3	$162

As of December 31, 2001:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$32	$2		$34
Obligations of states and political subdivisions	669	92		761
Foreign governments	292	27	$11	308
Corporate securities	10,985	377	194	11,168
Mortgage-backed and asset-backed securities	4,822	137	190	4,769
Redeemable preferred stock	8		1	7

Total fixed maturity securities	$16,808	$635	$396	$17,047

Total equity securities	$255	$20	$9	$266

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS (Continued)

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2002, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net Carrying Amount	Estimated Fair Value

	(In Millions)
Due in one year or less	$1,187	$1,203
Due after one year through five years	6,396	6,695
Due after five years through ten years	3,983	4,239
Due after ten years	2,963	3,252

	14,529	15,389
Mortgage-backed and asset-backed securities	5,244	5,358

Total	$19,773	$20,747

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Fixed maturity securities	$1,211	$1,118	$1,109
Equity securities	10	5	13
Mortgage loans	176	206	230
Real estate	34	64	61
Policy loans	203	202	182
Other	170	172	218

Gross investment income	1,804	1,767	1,813
Investment expense	126	139	130

Net investment income	$1,678	$1,628	$1,683

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS (Continued)

Net realized investment gain (loss), including changes in valuation allowances, is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)

Fixed maturity securities	$(218)	$(27)	$2
Equity securites	(42)	31	(13)
Mortgage loans	(3)		6
Real estate	5	9	(3)
Interest in PIMCO L.P. (Note 1)			1,082
Other investments	(16)	(27)	(77)

Total	$(274)	$(14)	$997

The change in estimated fair value on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)

Available for sale securities:
Fixed maturity	$735	$140	$477
Equity	(4)	5	(20)

Total	$731	$145	$457

Trading securities	$(18)	$(17)	$6

Gross gains of $23 million, $48 million and $125 million and gross losses of $52 million, $38 million and $44 million, which have been included in earnings as a result of sales of available for sale securities, were realized for the years ended December 31, 2002, 2001 and 2000, respectively. Realized losses on trading securities held as of December 31, 2002 and 2001, were $33 million and $15 million, respectively.

Gross losses above exclude write-downs recorded during 2002, 2001 and 2000 on available for sale securities for other than temporary impairment of $253 million, $65 million, and $106 million, respectively.

As of December 31, 2002 and 2001, investments in fixed maturity securities of $14 million and $13 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. The Company’s interest in PIMCO L.P. (Note 1) exceeds 10% of total stockholder’s equity as of December 31, 2002.

Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. As of December 31, 2002, approximately $1,038 million, $321 million, $222 million, $206 million and $190 million were located in California, Michigan, Arizona, Texas and Florida, respectively.

As of December 31, 2002, mortgage loans with a balance of $34 million were considered to be impaired. A valuation allowance of $4 million was established and no other adjustments to this allowance were made during the year. There were no impaired loans at December 31, 2001.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS (Continued)

Interest income recognized during the period in which mortgage loans were impaired totaled $1 million during 2002. No interest income was recognized on a cash basis during the period the loans were impaired.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2002 or 2001.

6.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2002		December 31, 2001
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

	(In Millions)
Assets:
Fixed maturity and equity securities (Note 5)	$20,909	$20,909	$17,313	$17,313
Trading securities	572	572	458	458
Mortgage loans	3,123	3,427	2,933	3,088
Policy loans	5,115	5,115	4,899	4,899
Interest in PIMCO L.P. (Note 1)	2,054	2,054	1,703	1,703
Derivative instruments (Note 7)	280	280	23	23
Cash and cash equivalents	581	581	510	510
Notes receivable from affiliates (Note 16)	106	106	88	88
Liabilities:
Guaranteed interest contracts	8,386	8,834	7,498	7,625
Deposit liabilities	483	505	482	495
Annuity liabilities	3,524	3,524	1,955	1,955
Short-term debt	325	325	275	275
Long-term debt	150	175	164	160
Derivative instruments (Note 7)	332	332	527	527

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2002 and 2001:

TRADING SECURITIES

The estimated fair value of trading securities is based on quoted market prices.

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.	FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

NOTES RECEIVABLE FROM AFFILIATES

The carrying amount of notes receivable from affiliates is a reasonable estimate of their fair value because the interest rates are variable and based on current market rates.

GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

The estimated fair value of GICs is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

ANNUITY LIABILITIES

The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

SHORT-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

LONG-TERM DEBT

The estimated fair value of surplus notes (Note 10) is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest rate on the debt is approximately the same as current market rates.

7.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration mismatch of assets and liabilities. The Company also purchases investment securities and issues certain insurance and reinsurance policies with embedded derivatives.

The Company uses hedge accounting as allowed by SFAS No. 133 and SFAS No. 138, by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques including Value-at-Risk, regression analysis and cumulative dollar offset. In certain cases, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

Fair Value Hedges

The Company primarily uses interest rate and foreign currency swaps and options to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in foreign currencies and the benchmark interest rate. For derivative instruments that are designated as fair value hedges, the change in value of the derivative instrument, as well as the change in fair value of the hedged item associated with the risk being hedged, is recorded in net realized investment gain (loss). Periodic net settlements on derivatives designated as fair value hedges are reflected on an accrual basis as an adjustment to net investment income or interest credited on universal life and investment-type products, based on the item being hedged. The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. Upon termination of the fair value hedging relationship, the accumulated cost basis adjustment is amortized into net investment income or interest credited to universal life or investment-type products over its remaining life or recognized immediately in connection with the disposal of the hedged item.

For the years ended December 31, 2002 and 2001, the ineffectiveness related to fair value hedges was approximately $3,000 and $203,000, net of tax, respectively, which is recorded in net realized investment gain (loss). No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

Cash Flow Hedges

The Company primarily uses interest rate and foreign currency swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered to be probable to occur and are generally completed within 180 days of the inception of the hedge. The Company has not discontinued any cash flow hedges of anticipated transactions. For derivative instruments that are designated as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in OCI and is recognized as an adjustment to net investment income or interest credited on universal life and investment-type products when the hedged item affects earnings.

The Company did not record any ineffectiveness for cash flow hedges during the years ended December 31, 2002 and 2001. Over the next 12 months, the Company anticipates that $8 million of deferred losses on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2002, none of the Company’s hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

Derivatives Not Designated as Hedging Instruments

The Company enters into swap agreements, interest rate futures contracts, interest rate cap and floor agreements, and equity indexed futures contracts without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company’s interest rate risk from rising or falling interest rates, equity risk and yield enhancement. The Company uses credit default and total return swaps to manage the credit exposure of the portfolio, equity risk embedded in certain liabilities and to take advantage of market opportunities. Net realized investment gain (loss) for the years ended December 31, 2002 and 2001, includes ($3) million and $18 million, respectively, related to realized gains and losses and changes in fair

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

value of derivative instruments not designated as hedges. Periodic net settlements on such derivatives are recorded as adjustments to net investment income or interest credited on universal life and investment-type products on an accrual basis, based upon the purpose of the derivative.

Embedded Derivatives

The Company may enter into contracts that are not derivative instruments, but contain embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. Such derivatives are recorded on the consolidated statements of financial condition at fair value, with changes in their fair value recorded in net realized investment gain (loss).

Derivative Instruments

The Company uses a variety of derivative financial instruments, including swaps, caps, floors, and exchange traded futures contracts.

Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index, market or security. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Foreign currency swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. Synthetic GICs provide certain of the ERISA Plan’s assets a guarantee of principal and interest, as it relates to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. Default risk is absorbed by the ERISA Plan. The interest rate guarantee is reset periodically to reflect actual performance results. As of December 31, 2002, the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $3.9 billion compared to $2.6 billion as of December 31, 2001. The notional amounts represent the value of the ERISA Plan’s assets only and are not a measure of the exposure to the Company.

Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition.

The Company offers a rider available on certain variable annuity contracts that guarantees net principle over a ten year holding period. The fair value of the liability for the rider as of December 31, 2002 is zero. The notional amount is included in the interest rate floors, caps, options and swaptions category in the tables that follow.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

Although the notional amounts of derivatives do not represent amounts that must be paid or received in the future (or in the case of currency swaps represents an obligation to pay one currency and receive another), such amounts do provide an indication of their potential sensitivity to interest rates or currencies, as applicable. The market sensitivity of a derivative would approach that of a cash instrument having a face amount equal to the derivative’s notional amount.

Outstanding derivatives with off-balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values as of December 31, 2002 and 2001 are as follows:

			Net Assets (Liabilities)
	Notional or Contract Amounts		Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
	2002	2001	2002	2002	2001	2001

	(In Millions)
Interest rate swap contracts	$5,300	$3,511	$(500)	$(500)	$(144)	$(144)
Credit default and total return swaps	1,430	2,435	(89)	(89)	(105)	(105)
Foreign currency swaps	4,223	3,310	526	526	(281)	(281)
Synthetic GICs	3,894	2,599
Interest rate floors, caps, options and swaptions	1,289	869	11	11	26	26
Financial futures contracts	134	97

Total	$16,270	$12,821	$(52)	$(52)	$(504)	$(504)

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

A reconciliation of the notional or contract amounts is as follows:

	Balance Beginning of Year	Acquisitions and Other Additions	Terminations and Maturities	Balance End of Year

	(In Millions)
December 31, 2002:

Interest rate swap contracts	$3,511	$3,128	$1,339	$5,300
Credit default and total return swaps	2,435	262	1,267	1,430
Foreign currency swaps	3,310	1,621	708	4,223
Synthetic GICs	2,599	1,736	441	3,894
Interest rate floors, caps, options and swaptions	869	1,201	781	1,289
Financial futures contracts	97	3,051	3,014	134

Total	$12,821	$10,999	$7,550	$16,270

December 31, 2001:

Interest rate swap contracts	$2,648	$1,099	$236	$3,511
Credit default and total return swaps	3,896	314	1,775	2,435
Foreign currency swaps	2,488	1,439	617	3,310
Synthetic GICs	1,695	1,046	142	2,599
Interest rate floors, caps, options and swaptions	745	143	19	869
Financial futures contracts	58	3,398	3,359	97

Total	$11,530	$7,439	$6,148	$12,821

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.	UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

The detail of universal life and investment-type product liabilities is as follows:

	December 31,
	2002	2001

	(In Millions)
Universal life	$13,089	$12,278
Investment-type products	12,628	9,518

	$25,717	$21,796

The detail of universal life and investment-type products policy fees and interest credited, net of reinsurance ceded, is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Policy fees:
Universal life	$605	$582	$541
Investment-type products	252	239	228

Total policy fees	$857	$821	$769

Interest credited:
Universal life	$524	$500	$467
Investment-type products	551	529	530

Total interest credited	$1,075	$1,029	$997

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.	LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in future policy benefits, is summarized as follows:

	Years Ended December 31,
	2002	2001

	(In Millions)
Balance at January 1	$159	$130

Incurred related to:
Current year	753	569
Prior years	(22)	(12)

Total incurred	731	557

Paid related to:
Current year	614	448
Prior years	106	80

Total paid	720	528

Net balance at December 31	170	159
Plus reinsurance recoverables	2

Balance at December 31	$172	$159

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $22 million and $12 million for the years ended December 31, 2002 and 2001, respectively.

10.	SHORT-TERM AND LONG-TERM DEBT

Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 2002 and 2001. As of December 31, 2002 and 2001, Pacific Life had a revolving credit facility of $400 million and $350 million, respectively. There was no debt outstanding under the revolving credit facility as of December 31, 2002 and 2001.

PAM had bank borrowings outstanding of $325 million and $275 million as of December 31, 2002 and 2001, respectively. The interest rate ranged from 1.5% to 1.6% as of December 31, 2002 and was 2.3% as of December 31, 2001. The amount of the borrowings and the interest rates are reset monthly. The borrowing limit for PAM, as of December 31, 2002 and 2001, was $325 million and $275 million, respectively.

As of December 31, 2001, Grayhawk Golf Holdings, LLC (Grayhawk), a majority owned subsidiary, had a note payable with a maturity date of May 22, 2008. The note had a fixed rate of interest of 7.6%. The note payable was held 50% by Pacific Life and 50% by a third party. The outstanding balance to the third party as of December 31, 2001 was $14 million. During 2002, Grayhawk refinanced the note payable 100% with Pacific Life. Since the note payable is owned 100% by Pacific Life, it is eliminated on a consolidated company basis.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.	SHORT-TERM AND LONG-TERM DEBT (Continued)

Pacific Life has $150 million of long-term debt, which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2002, 2001 and 2000 and is included in net investment income.

11.	INCOME TAXES

The provision for income taxes (benefit) is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Current	$(104)	$(5)	$34
Deferred	(8)	60	424

Provision for income taxes (benefit) on income before cumulative adjustments due to changes in accounting principles	(112)	55	458
Deferred income tax provision on cumulative adjustments due to changes in accounting principles		(4)

Total	$(112)	$51	$458

The sources of the Company’s provision for deferred taxes are as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Deferred policy acquisition costs	$119	$99	$57
Duration hedging	(1)		3
Nonmonetary exchange of PIMCO L.P. units (Note 1)	(8)		447
Partnership income	(20)	(26)	3
Policyholder reserves	(29)	7	19
Investment valuation	(34)	(7)	(19)
Low income housing tax credit carryover	(43)	(31)
Other	8	14	(4)

Deferred taxes from operations	(8)	56	506
Release of deferred taxes in connection with nonmonetary exchange of PIMCO L.P. units (Note 1)			(82)

Provision for deferred taxes	$(8)	$56	$424

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.	INCOME TAXES (Continued)

In connection with the nonmonetary exchange of partnership units at PIMCO L.P. (Note 1), certain nonoperating deferred taxes previously established were released during the year ended December 31, 2000.

A reconciliation of the provision for income taxes (benefit) based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Provision for income taxes (benefit) at the statutory rate	$(29)	$106	$509
State income taxes	3	4	25
Nontaxable investment income	(9)	(6)	(6)
Low income housing and foreign tax credits	(32)	(28)	(22)
Amounts related to prior periods	(39)	(26)	(12)
Book to tax basis difference on nonmonetary exchange of PIMCO L.P. units (Note 1)			(35)
Other	(6)	5	(1)

Provision for income taxes (benefit) on income before cumulative adjustments due to changes in accounting principles	(112)	55	458
Deferred income tax provision on cumulative adjustments due to changes in accounting principles		(4)

Total	$(112)	$51	$458

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.	INCOME TAXES (Continued)

The net deferred tax liability, included in other liabilities as of December 31, 2002 and 2001, is comprised of the following tax effected temporary differences:

	December 31,
	2002	2001

	(In Millions)
Deferred tax assets
Policyholder reserves	$206	$177
Investment valuation	133	99
Low income housing tax credit carryover	74	31
Partnership income	30	10
Deferred compensation	29	40
Postretirement benefits	21	6
Duration hedging	19	18
Dividends	7	7
Other	2	5

Total deferred tax assets	521	393

Deferred tax liabilities
Nonmonetary exchange of PIMCO L.P. units (Note 1)	(421)	(429)
Deferred policy acquisition costs	(319)	(200)
Depreciation	(11)	(2)

Total deferred tax liabilities	(751)	(631)

Net deferred tax liability from operations	(230)	(238)
Deferred taxes on other comprehensive income	(439)	(159)

Net deferred tax liability	$(669)	$(397)

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.	COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder’s equity and as follows. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI and related taxes is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Gross Holding Gain:
Holding gain on securities available for sale	$478	$141	$440
Holding loss on derivatives	(143)	(25)	(66)
Income tax expense	(116)	(41)	(133)
Reclassification adjustment:
Realized loss on sale of securities available for sale	242	9	13
Realized loss on derivatives	6	71
Provision for income tax benefit	(87)	(28)	(4)
Allocation of holding (gain) loss to deferred policy acquisition costs	(85)	2	(27)
Provision for income (taxes) benefit	30	(1)	9

Net unrealized gain on securities available for sale	325	128	232
Minimum pension liability adjustment	(44)
Unrealized gain on interest in PIMCO L.P. (Note 1)	225	111	77

Total	$506	$239	$309

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.	REINSURANCE

The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses are included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

	December 31,
	2002	2001

	(In Millions)
Universal life deposits	$(91)	$(79)
Future policy benefits	169	155
Paid claims	37	17
Unpaid claims	12	34
Other	29	17

Net reinsurance recoverable	$156	$144

As of December 31, 2002, 85% of the reinsurance recoverables were from two reinsurers, of which 100% is secured by payables to the reinsurers. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Direct premiums	$1,181	$923	$647
Ceded reinsurance	(137)	(129)	(109)
Assumed reinsurance	14	18	14

Insurance premiums	$1,058	$812	$552

Revenues and benefits are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Ceded reinsurance netted against policy fees	$78	$85	$74
Ceded reinsurance netted against net investment income	277	266	244
Ceded reinsurance netted against interest credited	219	210	161
Ceded reinsurance netted against policy benefits	122	115	110
Assumed reinsurance included in policy benefits	6	11	12

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION

The Company has five operating segments: Life Insurance, Institutional Products, Annuities & Mutual Funds, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

Prior to May 4, 2000, the Company had another operating segment, Investment Management. In connection with the PIMCO L.P. transaction (Note 1), Investment Management was no longer considered an operating segment by management and, effective May 5, 2000, its activities are included in Corporate and Other. PIMCO L.P. offers a diversified range of investment products through separately managed accounts and institutional, retail and offshore mutual funds.

The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 10% of the segment’s in force business.

The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

The Annuities & Mutual Funds segment offers variable and fixed annuities to individuals and small businesses through National Association of Securities Dealers (NASD) firms, regional and national wirehouses, and financial institutions. During 2001, Annuities & Mutual Funds began distribution of the Pacific Funds, a multi-class, open end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

The Broker-Dealers segment includes NASD registered firms that provide securities and insurance brokerage services and investment advisory services. Pacific Life’s direct wholly owned broker-dealer subsidiary, Pacific Select Distributors, Inc. (PSD), primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and annuity contracts issued by Pacific Life.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of World-Wide (Note 4) for the years 2001 and 2000. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life’s variable life and annuity products.

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes (benefit) is allocated based on each segment’s actual tax provision. Corporate and Other maintains a corporate pool of investments that supports the equity of the Company. The other operating segments are allocated equity based on formulas determined by management. The operating segments may elect to receive an equity related or fixed return on the results of their participation in the corporate pool of investments backing their allocated equity.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION (Continued)

The Company generates substantially all of its revenues and net income from customers located in the United States. Additionally, substantially all of the Company’s assets are located in the United States.

Depreciation expense and capital expenditures are not material and have not been reported herein. The Company’s significant noncash item disclosed herein is interest credited to universal life and investment-type products.

The following is segment information as of and for the year ended December 31, 2002:

	Life Insurance	Institutional Products	Annuities & Mutual Funds	Group Insurance	Broker- Dealers	Corporate and Other	Total

	(In Millions)
REVENUES
Policy fees	$604	$3	$250				$857
Insurance premiums	(74)	191		$941			1,058
Net investment income	668	801	120	26		$63	1,678
Net realized investment loss	(83)	(74)	(12)			(105)	(274)
Commission revenue			1		$546	(385)	162
Other income	26	9	101	2	42	35	215

Total revenues	1,141	930	460	969	588	(392)	3,696

BENEFITS AND EXPENSES
Policy benefits	240	428	69	723			1,460
Interest credited	530	451	94				1,075
Commission expenses	116	7	222	66	534	(385)	560
Operating expenses	165	15	160	132	53	159	684

Total benefits and expenses	1,051	901	545	921	587	(226)	3,779

Income (loss) before provision for income taxes (benefit)	90	29	(85)	48	1	(166)	(83)
Provision for income taxes (benefit)	11	(3)	(34)	17		(103)	(112)

Net income (loss)	$79	$32	$(51)	$31	$1	$(63)	$29

Total assets	$18,930	$15,727	$18,437	$497	$92	$2,539	$56,222
Deferred policy acquisition costs	$1,007	$73	$1,181				$2,261
Separate account assets	$3,296	$1,935	$14,010				$19,241
Policyholder and contract liabilities	$14,170	$12,631	$3,467	$224			$30,492
Separate account liabilities	$3,296	$1,935	$14,010				$19,241

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION (Continued)

The following is segment information as of and for the year ended December 31, 2001:

	Life Insurance	Institutional Products	Annuities & Mutual Funds	Group Insurance	Broker- Dealers	Corporate and Other	Total

	(In Millions)
REVENUES
Policy fees	$582	$2	$237				$821
Insurance premiums	(59)	113		$723		$35	812
Net investment income	645	831	67	19	$1	65	1,628
Net realized investment gain (loss)		5		2		(21)	(14)
Commission revenue					580	(399)	181
Other income	28	10	99	2	40	46	225

Total revenues	1,196	961	403	746	621	(274)	3,653

BENEFITS AND EXPENSES
Policy benefits	205	351	27	557		23	1,163
Interest credited	506	456	67				1,029
Commission expenses	149	3	149	50	567	(394)	524
Operating expenses	172	20	148	113	49	132	634

Total benefits and expenses	1,032	830	391	720	616	(239)	3,350

Income (loss) before provision for income taxes (benefit)	164	131	12	26	5	(35)	303
Provision for income taxes (benefit)	38	34	(2)	7	2	(24)	55

Income (loss) before cumulative adjustments due to changes in accounting principles	126	97	14	19	3	(11)	248
Cumulative adjustments due to changes in accounting principles, net of taxes	(3)	(8)	(1)	1		4	(7)

Net income (loss)	$123	$89	$13	$20	$3	$(7)	$241

Total assets	$18,216	$16,633	$17,920	$431	$82	$2,397	$55,679
Deferred policy acquisition costs	$923	$75	$1,115				$2,113
Separate account assets	$3,615	$4,461	$15,382				$23,458
Policyholder and contract liabilities	$13,325	$10,965	$1,874	$212			$26,376
Separate account liabilities	$3,615	$4,461	$15,382				$23,458

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION (Continued)

The following is segment information for the year ended December 31, 2000, except for the Investment Management segment, which is for the period ended May 4, 2000:

	Life Insurance	Institutional Products	Annuities & Mutual Funds	Group Insurance	Investment Management	Broker- Dealers	Corporate and Other	Total

	(In Millions)
REVENUES
Policy fees	$541	$3	$225					$769
Insurance premiums	(49)	64	2	$511			$24	552
Net investment income	609	838	58	29	$49	$1	99	1,683
Net realized investment gain (loss)	(22)	(40)	(4)	(7)	10		1,060	997
Commission revenue						687	(417)	270
Other income	32	8	97	4	6	23	39	209

Total revenues	1,111	873	378	537	65	711	805	4,480

BENEFITS AND EXPENSES
Policy benefits	190	298	6	385				879
Interest credited	474	458	53				12	997
Commission expenses	161	2	135	36		650	(408)	576
Operating expenses	159	20	126	93	27	47	103	575

Total benefits and expenses	984	778	320	514	27	697	(293)	3,027

Income before provision for income taxes	127	95	58	23	38	14	1,098	1,453
Provision for income taxes	29	18	21	6	8	6	370	458

Net income	$98	$77	$37	$17	$30	$8	$728	$995

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life provides a defined benefit pension plan covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees’ existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2002 and 2001, the projected benefit obligation was $75 million and $28 million, respectively. During 2002, amounts transferred to the SERPs from another compensation plan, including related plan amendments, totaled $43 million. The fair value of plan assets as of December 31, 2002 and 2001 was zero. The net periodic benefit cost of the SERPs was $6 million, $5 million and $3 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Service cost – benefits earned during the year	$15	$14	$7
Interest cost on projected benefit obligation	16	14	15
Expected return on plan assets	(14)	(16)	(17)
Amortization of net obligations and prior service cost	1		(4)

Net periodic pension expense	$18	$12	$1

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS (Continued)

The following tables set forth the changes in projected benefit obligation and plan assets and funded status reconciliation:

	December 31,
	2002	2001

	(In Millions)
Change in Projected Benefit Obligation:

Projected benefit obligation, beginning of year	$208	$198
Service cost	15	14
Interest cost	16	14
Plan expense		(1)
Transfer of liabilities and plan amendments	43
Actuarial loss	13	3
Benefits paid	(16)	(20)

Projected benefit obligation, end of year	$279	$208

Change in Plan Assets:

Fair value of plan assets, beginning of year	$181	$197
Actual return on plan assets	(26)	(13)
Employer contributions	36	18
Plan expense		(1)
Benefits paid	(16)	(20)

Fair value of plan assets, end of year	$175	$181

Funded Status Reconciliation:

Funded status	$(104)	$(27)
Unrecognized transition asset	4	4
Unrecognized prior service cost	7
Unrecognized actuarial loss	69	17

Accrued benefit liability	$(24)	$(6)

Amounts recognized in the consolidated statement of financial condition consist of:

Prepaid benefit cost		$18
Accrued benefit liability	$(103)	(28)
Intangible asset	11	4
Accumulated other comprehensive income	68

Net amount recognized	$(24)	$(6)

Other comprehensive income attributable to change in additional minimum pension liability	$68

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS (Continued)

In determining the actuarial present value of the projected benefit obligation as of December 31, 2002 and 2001, the weighted average discount rate used was 6.75% and 7.0%, respectively, and the rate of increase in future compensation levels was 4.0% and 4.5%, respectively. The expected long-term rate of return on plan assets was 8.0% and 8.5% in 2002 and 2001, respectively.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for the years ended December 31, 2002, 2001 and 2000 is $1 million. As of December 31, 2002 and 2001, the accumulated benefit obligation is $19 million. The fair value of the plan assets as of December 31, 2002 and 2001 is zero. The amount of accrued benefit cost included in other liabilities is $23 million and $24 million as of December 31, 2002 and 2001, respectively.

The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 13.0% and 9.0% for 2002 and 2001, respectively, and is assumed to decrease gradually to 5.0% in 2008 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 13.0% and 8.0% for 2002 and 2001, respectively, and is assumed to decrease gradually to 5.0% and 4.5%, respectively, for 2005 and thereafter.

The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2002 would be increased by 6.9%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 6.4%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2002 would be decreased by 5.6%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 5.1%.

The discount rate used in determining the accumulated postretirement benefit obligation is 6.75% and 7.0% for 2002 and 2001, respectively.

OTHER PLANS

Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. Pacific Life’s RISP matches 75% of each employee’s contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $10 million, $9 million and $8 million for the years ended December 31, 2002, 2001 and 2000, respectively, and are included in operating expenses.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS (Continued)

The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by contributions from Pacific Life. In 1999, Pacific Life loaned cash to the ESOP to pay off the promissory note due Pacific LifeCorp. Interest and principal payments made by the ESOP to Pacific Life continue to be funded by contributions from Pacific Life. The interest rate was reduced to 6.0% effective September 2, 1999. This loan was repaid in 2002.

On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan.

Amounts loaned to the ESOP by Pacific Life are included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference.

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

16.	TRANSACTIONS WITH AFFILIATES

Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life and variable annuity contractholders, and the Pacific Funds (Note 14). Pacific Life charges advisory and other fees based primarily upon the net asset value of the underlying portfolios. These charges amounted to $120 million, $118 million and $115 million for the years ended December 31, 2002, 2001 and 2000, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Funds and other affiliates based on an allocation of actual costs. Fees amounted to $3,747,000, $981,000 and $698,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

Included in insurance premiums are amounts ceded to Scottish Re (U.S.), Inc. and World-Wide Reassurance Company Limited, subsidiaries of Scottish (Note 4), of $3 million for the year ended December 31, 2002.

PAM has an agreement to loan Pacific LifeCorp up to $350 million at variable rates. The outstanding balance as of December 31, 2002 and 2001 was $76 million and $70 million, respectively. The interest rate as of December 31, 2002 and 2001 was 1.7% and 2.2%, respectively.

During 2001, PAM entered into an agreement to loan ACG, up to $100 million at variable rates. The outstanding balance as of December 31, 2002 and 2001 was $12 million and $18 million, respectively. The interest rate as of December 31, 2002 and 2001 was 3.4% and 4.1%, respectively.

During 2002, PAM entered into an agreement to loan Pacific Asset Funding, LLC, a wholly owned subsidiary of Pacific LifeCorp, up to $25 million at variable rates. The outstanding balance as of December 31, 2002 was $19 million. The interest rate as of December 31, 2002 was 1.6%.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.	TERMINATION AND NONCOMPETITION AGREEMENTS

The Company had termination and noncompetition agreements with certain former key employees of PAM’s subsidiaries. In connection with the closing of the PIMCO L.P. transaction (Note 1), these agreements were assumed by Allianz. These agreements provided terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO L.P. units and other noncompete payments. For the year ended December 31, 2000, $14 million is included in operating expenses related to these agreements.

18.	COMMITMENTS AND CONTINGENCIES

The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

Years Ending December 31:

2003	$291

2004 through 2007	301

2008 and thereafter	24

Total	$616

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $16 million, $15 million and $14 million for the years ended December 31, 2002, 2001 and 2000, respectively. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:

2003	$17

2004 through 2007	52

2008 and thereafter	24

Total	$93

In December 2002, Pacific Life entered into a participation agreement with a third party lender to share in the liquidity commitment for outstanding borrowings of a credit facility of an affiliate for amounts in excess of $500 million. As of December 31, 2002, Pacific Life’s share of the liquidity facility was $45 million. This agreement terminates upon the payoff of the credit facility, which is anticipated in 2003.

Pacific Life and PAM have entered into an operating agreement in which Pacific Life at all times will be the managing member of PAM and Pacific Life will cause PAM to maintain certain financial ratios. Pacific Life’s support is limited to a maximum of $350 million over any period of 12 consecutive months. This agreement will remain in effect as long as PAM has outstanding borrowings with various lenders. Additionally, in connection with the operations of the Company’s broker-dealer subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.